Exhibit 99.T3B.2

Company Number: 117711 The Companies (Jersey) Law 1991 A Private Par Value Limited Company
ARTICLES OF ASSOCIATION OF TIG MIDCO LIMITED (Incorporated on 4 February 2015) (as adopted by special resolution on [2 April] 2015)

Table of Contents

Contents		Page

1	Preliminary	1

2	Defined Terms	3

3	Directors	5

4	Secretary	6

5	Chairman	6

6	Observers	6

7	The Board	7

8	Pre-Emption Rights	9

9	Directors’ Fees and Expenses, Directors’ and Officers’ Insurance, Exculpation and Indemnity	9

10	Reserved Matters	10

11	Shareholder reserve power:	10

12	Share Certificates	11

13	Dividends	11

14	Written Resolutions of Members	12

15	Notice of General Meetings	12

16	Quorum at General Meetings	12

17	Voting at General Meetings	13

18	Delivery of Proxy Notices	13

19	Communications	13

20	Company Seals	15

21	Transmission of Shares	15

22	Share Transfers	16
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THE COMPANIES (JERSEY) LAW 1991

PRIVATE PAR VALUE LIMITED COMPANY

ARTICLES OF ASSOCIATION OF TIG MIDCO LIMITED (the “Company”)

(as adopted by special resolution on [2 April] 2015)

1	Preliminary

1.1	The model articles of association for private companies limited by shares contained in Schedule 1 to the United Kingdom Companies (Model Articles) Regulations 2008 (SI 2008 No 3229) as amended prior to the date of adoption of these articles as set out in Schedule II to these articles (the “Model Articles”) shall apply to the Company save in so far as they are excluded or modified by these Articles or are inconsistent with these Articles, and, subject to any such modifications, exclusions or inconsistencies, shall together with these Articles constitute the articles of association of the Company to the exclusion of any other articles or regulations set out in any statute or in any statutory instrument or other subordinate legislation (including the regulations comprising the Standard Table in the Companies (Standard Table) (Jersey) Order 1992).

1.2	A reference in these articles to any Model Article is to that Model Article.

1.3	ln these Articles, subject to Article 1.7, any reference to:

1.3.1	the United Kingdom Companies Act 2006 (“Companies Act”) and any provision thereof shall be deemed to include a reference to any statutory modification or re-enactment of the Companies Act or that provision for the time being in force; and

1.3.2	the Companies (Jersey) Law 1991 (“Companies Law”) and any provision thereof shall be deemed to include a reference to any statutory modification or re-enactment of the Companies Law or that provision for the time being in force.

1.4	Without prejudice to the deletions from and amendments to the Model Articles set out in the remainder of these Articles, the Model Articles shall be amended as follows:

1.4.1	in Model Article 1:

(i)	each reference to the “Companies Act 2006” shall be preceded by the words “United Kingdom”;

(ii)	in the definition of “bankruptcy”, the words “England and Wales or Northern Ireland” shall be deleted and the word “Jersey” substituted in their place;

(iii)	in the definition of “Companies Acts”, the words “, in so far as they apply to the company” shall be deleted;

(iv)	the definition of “ordinary resolution” shall be deleted in its entirety;

(v)	the definition of “special resolution” shall be deleted in its entirety;

(vi)	the following definition shall be inserted in alphabetical order relative to the other definitions therein:

“officer” includes a secretary but otherwise has the meaning ascribed to it in the Companies Law;”;

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1.4.2	in Model Article 30(1), the words “Subject to the provisions of the Companies Law” shall be inserted before the words “the company may by ordinary resolution declare dividends”;

1.4.3	in Model Article 30(6):

(i)	the words “Subject to the provisions of the Companies Law” shall be inserted before the words “the directors may pay”; and

(ii)	the words “if it appears to them that the profits available for distribution justify the payments” shall be deleted;

1.4.4	in Model Article 36(1), the words “(whether or not they are available for distribution)” shall be deleted; and

1.4.5	in Model Article 36(4):

(i)	the words “profits available for distribution” shall be deleted and the words “amounts which would otherwise have been distributable pursuant to the Companies Law” shall be substituted in their place; and

(ii)	the words “, subject to compliance with Part 17 of the Companies Law,” shall be inserted before the words “be applied in paying up”.

1.5	Model Articles 4, 6, 7, 8, 9(2), 9(3), 9(4), 11, 12, 13, 14, 17, 18, 19, 20, 22, 24, 26(5), 28(3), 42, 44, 48, 50, 51, 52 and 53 do not apply to the Company.

1.6	The Companies Act shall apply to the Company as if the Company were a private limited company incorporated in England and Wales under the Companies Act, save:

1.6.1	as expressly excluded, varies or modified by these Articles; or

1.6.2	to the extent the same contravenes the Companies Law or any other law of Jersey.

1.7	Words or expressions contained in these Articles which are not defined in Article 2 (Defined Terms) or elsewhere in these Articles but are defined in the Companies Law or the Companies Act (or if defined in both, in the Companies Law) have the same meaning as in the Companies Law or the Companies Act, as the case may be (but excluding any modification of the Companies Law or the Companies Act not in force at the date of adoption of these Articles), unless inconsistent with the subject or context.

1.8	References to any Jersey legal term shall, for any jurisdiction other than Jersey, be deemed to include a reference to the term which most nearly approximates to the Jersey legal term in that jurisdiction.

1.9	Without prejudice to Article 1.6, references to United Kingdom statutes, ordinances, regulations or any other instruments having the force of law therein shall be interpreted as if the Company was incorporated in the United Kingdom and subject to such provisions, to the extent the same does not contravene the Companies Law or any other law of Jersey.

1.10	Where pursuant to these Articles (including for greater certainty the Model Articles as incorporated into these Articles) the Company is said to be authorised or empowered to exercise any authorities, discretions or powers pursuant to any United Kingdom statutes, ordinances, regulations or any other instruments, the Company shall also be authorised and empowered to exercise any similar or analogous authorities, discretions or powers pursuant to the Companies Law or any other law of Jersey.
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1.11	Any references to these Articles (including for greater certainty the Model Articles as incorporated into these Articles) to a legal remedy or legal concept under English law shall be construed as the legal remedy or legal concept under Jersey law which most closely reflects the same.

1.12	For the purposes of Article 90 of the Companies Law, it is hereby specified that, subject to Article 1.13, a resolution shall be a special resolution when it is passed by two-thirds of the holders of shares who (being entitled to do so) vote in person, or by proxy, at a general meeting of the Company or at a separate meeting of a class of members of the Company or by written consent (as the case may be).

1.13	Where these Articles require the approval of a matter by a specified majority of holders of shares (the “Relevant Majority”) which is greater than the majority referred to in Article 1.12 and pursuant to the Companies Law or these Articles such matter is required to be approved by way of special resolution, such approval shall be required to be given by way of a special resolution and, for the purposes of Article 90 of the Companies Law, it is hereby specified that any such resolution shall be a special resolution when it is passed by such Relevant Majority.

1.14	The headings used in these Articles are included for the sake of convenience only and shall be ignored in construing the language or meaning of these Articles.

1.15	ln these Articles, unless the context otherwise requires, references to nouns in the plural form shall be deemed to include the singular and vice versa.

2	Defined Terms

2.1	Model Article 1 shall be varied by the inclusion of the following definitions:

“Affiliate” means, in relation to a specified person, any person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the person specified (including, with respect to each other, a fund, collective investment vehicle or managed account, its investment manager or adviser, their respective Related Funds and their respective investment managers or advisers), but excludes in each case a Non-Affiliate of the specified person;

“Board” means the board of directors of the Company;

“Business Day” means a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business in London, United Kingdom;

“Chairman” means the chairman of the Board to be designated from among the Non-Executive Independent Directors;

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of shares, voting securities or other equity interests, by contract, or otherwise (as such terms are interpreted under Rule 405 promulgated under the U.S. Securities Act 1933) and “Controlled”, “Controller” and “Controlling” shall be construed accordingly;

“Financial Year” means a twelve (12) month period ending 31 December;

“FinCo” means TIG Finco PLC, a public limited company, organised under the laws of England and Wales under the number 09424525, with registered office at 45 Ludgate Hill, London, EC4M 7JU;

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“Group” means TopCo, the Company, FinCo, TIL and each of their Controlled Affiliates and investees from time to time, and “Group Company” and “member of the Group” will be construed accordingly;

“Group Holding Company” means each of TopCo, the Company, FinCo, TIL and any Group Company that holds directly or indirectly all or substantially all of the Group’s business, assets and undertakings;

“Investor Director” has the meaning given to it in Article 3.1(c);

“Investor Director Matter” has the meaning given to it in Article 10.1(b);

“Investor Director Majority Approval” means the affirmative vote of a majority of all Investor Directors (i) at a Board meeting duly called at which quorum is present throughout or (ii) by action through written consent in accordance with these Articles;

“Look-Through Shareholder” means, at any time, (i) each shareholder of TopCo other than SUN NewCo and (ii) each holder of A ordinary shares, B preference shares or warrants exercisable for A ordinary shares, in each case issued by SUN NewCo;

“Non-Affiliate” means:

(a)	with respect to an investment manager or adviser, its Affiliates that are investment managers or advisers and its and their Related Funds, any other person who is an insurer (and such person’s other Affiliates who are not investment managers or advisers or their Related Funds), insofar as such person Controls or has direct or indirect ownership, in whole or in part, of such investment manager or adviser, and vice versa;

(b)	with respect to any investment manager or adviser, its Affiliates that are investment managers or advisers and its and their Related Funds, any person insofar as such person or any Affiliate of such person holds directly or indirectly an investment in any of such Related Funds, and vice versa;

(c)	with respect to Allianz SE and its Affiliates (excluding Pacific Investment Management Company LLC and its Controlled Affiliates, including its and their Related Funds), Pacific Investment Management Company LLC and its Controlled Affiliates, including its and their Related Funds, and vice versa;

(d)	with respect to each Look-Through Shareholder and its Affiliates, SUN NewCo, and vice versa; and

(e)	with respect to TopCo and its Controlled Affiliates, each shareholder of TopCo and each Look-Through Shareholder and their respective Affiliates, and vice versa;

“Related Fund” means: (a) in relation to a fund, collective investment vehicle or managed account (the “first fund, collective investment vehicle or managed account”), a fund, collective investment vehicle or managed account which is managed or advised by the same investment manager or adviser as the first fund, collective investment vehicle or managed account or by an investment manager or adviser who is an Affiliate of the investment manager or adviser of the first fund, collective investment vehicle or managed account; and (b) in relation to an investment manager, any fund, collective investment vehicle or managed account managed or advised by it or an investment manager or adviser who is an Affiliate of the first investment manager or adviser;

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“Related Party Matter” means (a) any contract or transaction or proposed contract or transaction, (b) any arrangement or relationship or proposed arrangement or relationship, (c) any pending or contemplated litigation (or any other form of dispute resolution or dispute), or (d) any other matter, in each case of sub-paragraph (a) to (d), involving a Group Company (i) with or also involving (A) any Look-Through Shareholder, a concert party thereof, an Investor Director, or any Relevant Person of any such person, or (B) any other director, any member of the Group’s Senior Management or any Relevant Person of any such person; or (ii) in which any person in sub-paragraph (i) has a direct or indirect interest;

“Relevant Persons” means, in relation to a person, its respective Affiliates, and its and their respective partners, directors, officers, employees and agents;

“Senior Management” means the chief executive officer of TopCo, the chief financial officer of TopCo, any member of the executive committee of TopCo, the general counsel of TopCo, and any other member of the Group’s management appointed by, or designated as “Senior Management” by the Board from time to time;

“Secretary” means any person (including without limitation associations and bodies of persons, whether corporate or unincorporate) appointed to perform any of the duties of secretary of the Company (including an assistant or deputy secretary) and in the event of two or more such persons being appointed as joint secretaries any one or more of the persons so appointed;

“shares” means ordinary shares having a nominal value of £0.01 each in the capital of the Company and having the rights set out in these Articles;

“SUN NewCo” means Sentry Holdings Limited, a private limited liability company, organised under the laws of Bailiwick of Jersey under the number 117784, with registered office at 22 Grenville Street, St. Helier, Jersey, JE4 8PX;

“Third Party” means a person other than (i) SUN NewCo, any Look-Through Shareholder or any of their respective concert parties, (ii) an Investor Director or (iii) any Affiliate of any of the foregoing persons;

“TIL” means Towergate Insurance Limited, a private limited liability company, organised under the laws of England under the number 07476462, with registered office at Tower Gate House, Eclipse Park Sittingbourne Road, Maidstone, Kent ME14 3EN; and

“TopCo” means TIG Topco Limited, a private limited company, organised under the laws of the Bailiwick of Jersey under the number 117710, with registered office at 47 Esplanade St. Helier Jersey JE1 0BD.

3	Directors

3.1	The Company shall at all times have at least five (5) and up to nine (9) directors, consisting of:

(a)	two (2) executive directors that are each designated as an “Executive Director”, one of whom shall also serve as the Chief Executive Officer of TopCo and one of whom shall also serve as Chief Financial Officer of TopCo;

(b)	three (3) non-executive independent directors (within the meaning of the UK Corporate Governance Code) that are each designated as a “Non-Executive
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Independent Director”, one of whom will be designated as Chairman of the Board in accordance with Article 5; and

(c)	up-to four (4) non-executive directors that are each designated as an “Investor Director” and, in connection with his or her designation as such, as an appointee of the Look-Through Shareholder who caused or procured the appointment of such Investor Director also as director of TopCo.

3.2	The holders of all shares for the time being shall be entitled to appoint a person to be a director of the Company, and designate any such director so appointed as an Executive Director, a Non-Executive Independent Director or an Investor Director (and appointee of a Look-Through Shareholder).

3.3	Any director may at any time be removed from office by the holders of all shares.

3.4	Any appointment or removal of a director pursuant to these Articles shall be in writing and signed by or on behalf of the holders of all shares and served on the Company at its registered office and (in the case of his or her removal) on the director.

3.5	No director shall be appointed or removed otherwise than pursuant to these Articles, save as provided by law.

4	Secretary

The directors shall appoint a Secretary to the Company for such period, for such remuneration and upon such conditions as they think fit, and any Secretary so appointed by the directors may be removed by them.

5	Chairman

The holders of all shares may appoint one of the Non-Executive Independent Directors as the Chairman, and to remove or replace the Chairman following appointment. Unless he is unwilling to do so, the Chairman shall preside at every meeting of the Board at which he is present. If there is no director holding such office, or if the Chairman is not willing to preside or he is not present within ten (10) minutes after the time appointed for the meeting, the directors present may appoint one of the other Non-Executive Independent Directors to be the Chairman of the meeting.

6	Observers

6.1	Appointment, removal and replacement: The holders of all shares shall be entitled to appoint one or more persons to act as observers to the Board (“Observer”), and to remove or replace such Observer following appointment. The holders of all shares may appoint, remove or replace any person as an Observer by giving the Company prior written notice of the appointment, removal or replacement of such Observer and the date and time that the appointment, removal or replacement is to take effect and the period for which the appointment is effective.

6.2	Role of Observer: No Observer shall have the right to speak or voting rights on any matter considered by the Board, but an Observer may attend all meetings that a director is entitled to attend and participate in such Board meetings to the same extent as any director, save for the inability to speak or vote.
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6.3	Notices: Each Observer shall receive notice of each meeting of the Board at the same time and in the same manner as the relevant directors receive such notice, and will be provided all materials provided to such directors at the same time and in the same manner such materials are provided to such directors.

7	The Board

7.1	Notice of Board Meetings: Each director must receive at least four (4) (or two (2) in the event of an adjournment pursuant to Article 7.3(c)) Business Days’ notice of a meeting of the Board unless such number of the directors who would be required to be present and vote in favour at a meeting in order for the Board to be quorate and to approve the resolutions to be considered at such meeting in accordance with these Articles agree otherwise in writing or are present at the relevant meeting and do not object.

7.2	Written Materials to be Provided. Notice of a Board meeting shall in each case be accompanied by such written materials, including but not limited to an information pack, agenda and management accounts, as would provide each director with the information reasonably sufficient for such director to reach an informed business decision on each item on the agenda for such meeting (except in the case of an emergency or where such number of directors as would be required to be present and vote in favour at a meeting in order for the Board to be quorate and to approve the resolutions in question in accordance with these Articles agree otherwise or are present at the relevant meeting and do not object).

7.3	Quorum:

(a)	Subject to Article 7.3(b), the quorum for meetings of the Board shall be not less than a simple majority of all directors entitled to vote, which have been duly appointed.

(b)	No business shall be transacted at any meeting of the Board unless a quorum is present at the time when the meeting proceeds to business and remains present during the transaction of business except that if a director is not entitled to vote on a matter, that director shall not count for purposes of determining whether the meeting is quorate with respect to any deliberations and resolutions in respect of that matter.

(c)	A meeting of the Board shall be adjourned if a quorum is not present at that meeting within 60 minutes of the time appointed for the meeting, and notice of such reconvened meeting shall be given to all directors of the Board. The quorum requirements for a reconvened meeting shall be the same as for the initial meeting.

7.4	Written Board Resolutions: Each Board may also pass resolutions without a meeting being held if each of the directors entitled to vote on and whose vote is required to adopt the resolution signs a document containing a statement that it is in favour of the resolution or signs the resolution.

7.5	Board Decisions by Majority Vote:

(a)	Subject to Schedule 1 (Shareholder and Board Reserved Matters), Article 7.9 (Related Party Transactions), and any other express provision in these Articles, the passing of all resolutions at a meeting or by written consent by the Board shall require approval by:
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(i)	a simple majority of the votes cast at a meeting by those directors entitled to vote on the resolution who were present or represented at that meeting, or

(ii)	a simple majority of the votes of all directors entitled to vote thereon in case of a proposed resolution by written consent.

(b)	The passing of a resolution on Investor Director Matters set out in Part B of Schedule I shall also require Investor Director Majority Approval provided that in the instance that there is a deadlock between the Investor Directors in respect of any Investor Director Matter (or the Investor Directors are not entitled to vote at the meeting) such Investor Director Matter may be subsequently passed by majority approval by the Board in accordance with Article 7.5(a).

7.6	Director Votes. At any Board meeting or action by written consent, each director entitled to vote shall have one (1) vote provided that the Chairman shall have a casting vote.

7.7	Location of Board Meetings and Place of Business:

(a)	All meetings of the Board shall be held in London, United Kingdom (or such other location as may be agreed by a majority of the directors provided that a majority of meetings in any Financial Year shall take place in the United Kingdom).

(b)	The Board must, subject to applicable companies laws, (i) meet at least once per month for the remainder of Company’s current Financial Year which ends after [2 April] 2015 and the Company’s subsequent first full Financial Year; (ii) at least six (6) times per year for each Financial Year thereafter.

(c)	The Chairman or any other director may convene a meeting of the Board at any time by notice to the other directors given in accordance with these Articles.

7.8	Disclosure of Related Party Matters: At the earliest opportunity before any action is taken by the Board (whether at a meeting or by written resolution) with respect to a Related Party Matter, any director that is involved in or has a direct or indirect interest in such Related Party Matter (or, in the case of an Investor Director, his or her Look-Through Shareholder is involved in or has a direct or indirect interest in such Related Party Matter) shall disclose such matter in reasonable detail to the Board.

7.9	Related Party Transactions: The Company shall not enter into, amend, terminate, pursue, initiate, settle or take any other action in relation to a Related Party Matter unless it is:

(a)	undertaken in good faith on arms’ length commercial terms not less favourable to the Company than those available from Third Parties; and

(b)	unanimously approved by all directors, including the affirmative vote of all Non-Executive Independent Directors, in a resolution that also states that such entering into, amending, terminating, pursuing, initiating, settling or taking any other action in relation to such Related Party Matter complies with Article 7.9(a) above.

For the avoidance of doubt, to the extent that a Related Party Matter has been unanimously approved by all directors in accordance with Article 7.9(b) above, such Related Party Matter is authorised by the directors under Section 175 of the Companies Act.

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7.10	Retirement of directors: At every annual general meeting, all the directors shall retire from office. A director who retires at an annual general meeting may, if willing to act, be re-appointed.

8	Pre-Emption Rights

Section 561 of the Companies Act is hereby disapplied.

9	Directors’ Fees and Expenses, Directors’ and Officers’ Insurance, Exculpation and Indemnity

9.1	Fees and Expenses: Subject to Article 10.1 and Schedule I:

(a)	Non-Executive Independent Directors shall be entitled to a director’s fee subject to an aggregate maximum amount to be determined the holders of shares (provided the relevant Non-Executive Independent Director is not an employee of the Company or any of the Group Companies) plus reimbursement of out-of-pocket expenses;

(b)	Executive Directors will receive remuneration and reimbursement of out-of-pocket expenses in accordance with their service contracts (which shall be on standard terms); and

(c)	Investor Directors will not receive any director’s fee or other remuneration other than reimbursement of out-of-pocket expenses.

9.2	Insurance for Directors and Officers: To the fullest extent permitted by law and subject to availability on commercially reasonable terms, the Company shall from the date on which these Articles are adopted or as soon as practicable thereafter, purchase and maintain with a reputable insurer insurance on such terms (including customary exclusions), in customary amounts and for customary periods for, or for the benefit of, any person who is or was at any time a director (and may do so for any person who is or was at any time a director of a Group Company), against any liability incurred by or attaching to such person in respect of any act or omission in the actual or purported execution and/or discharge of such person’s duties and/or in the exercise or purported exercise of such person’s powers, and/or otherwise in relation to such person’s duties, powers or offices as a director of the Company (or a director of a Group Company as applicable) (and all costs, charges, losses, expenses and liabilities incurred by each Group Company in relation thereto).

9.3	Exculpation:

(a)	Except as provided in Article 9.3(b) below, the Company may exculpate the directors of the Company or any person who is a director of a Group Company from and against any liability arising by virtue of being involved in the business or affairs of the Group, or, as the case may be, in such person’s role or capacity as a director of the Company or as a director of a Group Company (as applicable).

(b)	No exculpation shall be provided to any director of the Company or any director of a Group Company (i) against any liability owed to a Group Company, or a shareholder of TopCo by reason of gross negligence, wilful default, bad faith, criminal conduct or intentional or reckless fault; (ii) to the extent prohibited by mandatory provisions of applicable law; or (iii) in respect of any breach by such
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director or its Affiliates (and in the case of an Investor Director, such Investor Director’s Look-Through Shareholder and such Look-Through Shareholder’s concert parties and its or their Affiliates) of these Articles.

9.4	Director Indemnity:

(a)	Except as provided in Article 9.4(b) below, the Company may indemnify each of the directors of the Company or any person who is a director of a Group Company to the fullest extent permitted by applicable law against any liability, any amounts paid or incurred by such director in settlement thereof and all expenses reasonably incurred or paid by such director in connection with any action, claim, suit or proceeding in which such director becomes involved by virtue of being or having been involved in the business or affairs of the Group or any Group Company.

(b)	No indemnification shall be provided to any director of the Company or any director of a Group Company: (i) if such person settled any action, claim, suit or proceeding in which it becomes involved (as a party or otherwise) without the prior written consent of the holders of all shares; (ii) against any liability owed to a Group Company or any direct or indirect shareholder or any of their Affiliates by reason of gross negligence, wilful default, bad faith, criminal misconduct or intentional or reckless fault; (iii) to the extent prohibited by mandatory provisions of applicable law or (iv) in respect of any breach by such director or its Affiliates (and in the case of an Investor Director, such Investor Director’s Look-Through Shareholder and such Look-Through Shareholder’s concert parties and its or their Affiliates) of these Articles.

10	Reserved Matters

10.1	No Action Unless Approved: The Board shall not take any of the actions set forth in Schedule I (Shareholder and Board Reserved Matters) (each a “Reserved Matter”) unless and to the extent such action is permitted by the other provisions of these Articles and has been approved by:

(a)	With respect to a matter set forth in Part A of Schedule I, the approval of the holders of all shares; or

(b)	With respect to a matter set forth in Part B of Schedule I (each an “Investor Director Matter”), Investor Director Majority Approval,

(each being a “Reserved Matter Consent”).

11	Shareholder reserve power:

11.1	Subject to these Articles, including 10.1 (No Action Unless Approved) and Schedule I (Shareholder and Board Reserved Matters), the Companies Act and any applicable laws, the holders of all shares may unanimously direct the directors to take, or refrain from taking, specified action. No such direction invalidates anything which the directors have done before such direction being given.
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12	Share Certificates

12.1

(a)	The Company must issue each member with one or more certificates in respect of the shares which that member holds.

(b)	Except as is otherwise provided in these Articles, all certificates must be issued free of charge.

(c)	No certificate may be issued in respect of shares of more than one class.

(d)	A member may request the Company, in writing, to replace:

(i)	the member’s separate certificates with a consolidated certificate; or

(ii)	the member’s consolidated certificate with two or more separate certificates.

(e)	When the Company complies with a request made by a member under (d) above, it may charge a reasonable fee as the directors decide for doing so.

12.2

(a)	Every certificate must specify:

(i)	in respect of how many shares, of what class, it is issued;

(ii)	the nominal value of those shares;

(iii)	the amount paid up on those shares; and

(iv)	any distinguishing numbers assigned to them.

(b)	Certificates must:

(i)	have affixed to them the Company’s common seal; or

(ii)	be otherwise executed in accordance with the Companies Acts.

13	Dividends

13.1

(a)	Except as otherwise provided by these Articles or the rights attached to the shares, dividends must be:

(i)	declared and paid according to the amounts paid up on the shares on which the dividend is paid; and

(ii)	apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

(b)	If any share is issued on terms providing that it ranks for dividend as from a particular date, that share ranks for dividend accordingly.

(c)	For the purpose of calculating dividends, no account is to be taken of any amount which has been paid up on a share in advance of the due date for payment of that amount.
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14	Written Resolutions of Members

14.1

(a)	A written resolution of members passed in accordance with Article 95 of the Companies Law or a resolution approved by written consent of members signing the relevant resolutions or another document containing a statement that it is in favour of the resolutions, in each case by members eligible to vote on such resolution, is as valid and effectual as a resolution passed at a general meeting of the Company.

(aa)	It is hereby specified for the purposes of Article 95(1C) of the Companies Law that anything which may be done at a meeting of the members of the Company or at a meeting of any class of its members may be done by a resolution in writing passed by the majority of the members (including unanimity) specified in these Articles who, at the date when the resolution is deemed to be passed, would be entitled to vote on the resolution if it were proposed at a meeting.

(b)	The following may not be passed as a written resolution and may only be passed at a general meeting:

(i)	a resolution under section 168 of the Companies Act for the removal of a director before the expiration of his period of office; and

(ii)	a resolution under section 510 of the Companies Act for the removal of an auditor before the expiration of his period of office.

14.2	On a written resolution, subject to these Articles, a member holding shares on the date on which the written resolution is circulated shall have one vote for each share held by that member.

15	Notice of General Meetings

15.1

(a)	Every notice convening a general meeting of the Company must comply with the provisions of:

(i)	section 311 of the Companies Act as to the provision of information regarding the time, date and place of the meeting and the general nature of the business to be dealt with at the meeting; and

(ii)	section 325(1) of the Companies Act as to the giving of information to members regarding their right to appoint proxies.

(b)	Every notice of, or other communication relating to, any general meeting which any member is entitled to receive must be sent to each of the directors and to the auditors (if any) for the time being of the Company.

16	Quorum at General Meetings

16.1

(a)	The quorum for general meetings shall be the holders of all shares being present in person or by one or more proxies or, in the event that such holder is a corporation, by one or more corporate representatives.
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(b)	Model Article 41(1) is modified by the addition of a second sentence as follows:

“If, at the adjourned general meeting, a quorum is not present within half an hour from the time appointed therefor or, alternatively, a quorum ceases to be present, the adjourned meeting shall be dissolved”.

17	Voting at General Meetings

17.1	A resolution put to the vote of a general meeting shall be decided on a poll. No resolutions put to the vote of a general meeting shall be decided on a show of hands. Every member holding shares (whether present in person, by proxy or authorised representative) has one vote in respect of each share held by him.

18	Delivery of Proxy Notices

18.1	Model Article 45(1) is modified, such that a “proxy notice” (as defined in Model Article 45(1)) and any authentication of it demanded by the directors must be received at an address specified by the Company in the proxy notice not less than 48 hours before the time for holding the meeting or adjourned meeting at which the proxy appointed pursuant to the proxy notice proposes to vote, and any proxy notice received at such address less than 48 hours before the time for holding the meeting or adjourned meeting shall be invalid.

19	Communications

19.1	When notice required to be in writing: Any notice to be sent to or by any person pursuant to these Articles (other than a notice calling a meeting of the Board) shall be in writing.

19.2	Methods of Company sending notice: Subject to Articles 19.1, 19.8, 19.9 and 19.10 and unless otherwise provided by these Articles, the Company shall send or supply a document or information that is required or authorised to be sent or supplied to a shareholder or any other person by the Company by a provision of the Companies Act or pursuant to these Articles or to any other rules or regulations to which the Company may be subject in such form and by such means as it may in its absolute discretion determine including by being made available on a website.

19.3	Methods of Shareholder etc. sending document or information:

(a)	Subject to Article 19.1 and unless otherwise provided by these Articles, a shareholder or a person entitled by transmission to a share shall send a document or information pursuant to these Articles to the Company, any other shareholder or any other person in such form and by such means as it may in its absolute discretion determine, provided that:

(i)	the determined form and means are permitted by the Companies Act for the purpose of sending or supplying a document or information of that type to a company pursuant to a provision of the Companies Act; and

(i)	unless the Board otherwise permits, any applicable condition or limitation specified in the Companies Act or other applicable legislation, including, without limitation, as to the address to which the document or information may be sent, is satisfied.
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(b)	Unless otherwise provided by these Articles or required by the Board and subject to applicable law, such document or information shall be authenticated in the manner specified by the Companies Act for authentication of a document or information sent in the relevant form.

19.4	Notice to joint holders

In the case of joint holders of a share any document or information shall be sent to the joint holder whose name stands first in the register in respect of the joint holding and any document or information so sent shall be deemed for all purposes sent to all the joint holders.

19.5	Deemed receipt of notice

A shareholder present, either in person or by proxy, at any meeting of the Company or of the holders of shares in the capital of the Company shall be deemed to have been sent notice of the meeting and, where requisite, of the purposes for which it was called.

19.6	Notice to persons entitled by transmission: A document or information may be sent or supplied by the Company to the person or persons entitled by transmission to a share by sending it in any manner the Company may choose authorised by these Articles for the sending of a document or information to a shareholder, addressed to them by name, or by the title of the representative of the deceased, or trustee of the bankrupt or by any similar description at the address (if any) as may be supplied for that purpose by or on behalf of the person or persons claiming to be so entitled. Until such an address has been supplied, a document or information may be sent in any manner in which it might have been sent if the death or bankruptcy or other event giving rise to the transmission had not occurred.

19.7	Transferees etc. bound by prior notice: Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the register, has been sent to a person from whom he derives his title.

19.8	Proof of sending/when notices etc. deemed sent by post or electronic means: Subject to the Companies Act, a notice, consent or other communication under these Articles is only effective if it is in writing, signed by or on behalf of the person giving it, and addressed to the person to whom it is to be given and:

(a)	delivered or sent by pre-paid registered mail (by airmail, if the addressee is overseas) or courier to that person’s address;

(b)	sent by fax to that person’s fax number and the machine from which it is sent produces a report that states that it was sent in full;

(c)	sent by electronic mail, with (a) written confirmation of receipt (which may include electronic mail) to that person’s electronic mail address or (b) distribution by pre-paid registered mail or courier pursuant to Article 19.1 that is sent on the same day as the electronic mail; or

(d)	in the case of a notice by the Company posted on the website of the Company or another Group Holding Company.

19.9	When a Notice is Given: Subject to Article 19.8 and the Companies Act, a notice, consent or other communication that complies with this Article 19.9 is regarded as given and received if it is delivered, or sent by mail, courier, fax or email:
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(a)	at the time of delivery, if delivered or sent by 5.00 p.m. (local time in the place of receipt) on a Business Day;

(b)	if sent by email, upon confirmation by telephone or email from the receiving party of receipt thereof, excluding, however, any answer or confirmation automatically generated by electronic means (such as out-of-office replies); or

(c)	at any time of transmission in legible form, if delivered by fax.

19.10	When notices etc. deemed sent by website: Subject to the Companies Act, a document or information sent or supplied by the Company to a shareholder by means of a website shall be deemed to have been received by the shareholder:

(a) when the document or information was first made available on the website; or

(b) if later, when the shareholder is deemed by Article 19.8 or Article 19.9 to have received notice of the fact that the document or information was available on the website.

20	Company Seals

20.1	Model Article 49(1) is modified, such that any common seal of the Company may be used by the authority of the directors.

20.2	Model Article 49(3) is modified by the deletion of all words which follow the “,” after the word “document” and their replacement with “the document must also be signed by:

(a)	one authorised person in the presence of a witness who attests the signature; or

(b)	two authorised persons”.

21	Transmission of Shares

21.1	Model Article 27 is modified by the addition of new Model Article 27(4) in the following terms – “Nothing in these Articles releases the estate of a deceased member from any liability in respect of a share solely or jointly held by that member”.

21.2	All the Articles relating to the transfer of shares apply to:

(a)	any notice in writing given to the Company by a transmittee in accordance with Model Article 28(1); and

(b)	any Instrument of transfer executed by a transmittee in accordance with Model Article 28(2),

as if such notice or instrument were an instrument of transfer executed by the person from whom the transmittee denied rights in respect of the share, and as if the event which gave rise to the transmission had not occurred.

21.3	Elections Required: The Board may at any time send a notice requiring any transmittee to elect either to become the holder of those shares or to transfer the share to another person. If the notice is not complied with within 60 days, the Board may, after the expiry of that period, withhold payment of all dividends or other moneys payable in respect of the share in the Company until the requirements of the notice have been complied with.
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22	Share Transfers

22.1	Subject to Articles 22.2 and 22.3, the directors shall refuse to register the transfer of a share unless it has been approved by the holders of all shares, and, if the directors do so refuse, the instrument of transfer must be returned to the transferee together with a notice of refusal unless the directors suspect that the proposed transfer may be fraudulent.

22.2	[Intentionally left blank]

22.3	Notwithstanding anything to the contrary contained in these Articles, the directors shall promptly register any transfer of shares and may not suspend registration of shares, whether or not fully paid, where such transfer:

(a)	is to the bank or institution or otherwise to which such shares have been charged by way of security, whether as agent and security trustee for any person or otherwise, or to any nominee or any transferee of such a bank or institution or otherwise (a “Security Holder”), in accordance with the terms of such security; or

(b)	is delivered to the Company for registration by any duly authorised representative of a Security Holder or its nominee in order to perfect its security over the shares; or

(c)	is executed by a Security Holder or its nominee pursuant to the power of sale or other power, or otherwise in connection with any enforcement or transaction authorised under such security,

and furthermore notwithstanding anything to the contrary contained in these Articles no transferor of any shares in the Company or proposed transferor of such shares to a Security Holder or its nominee and no Security Holder or its nominee shall be required to offer the shares which are or are to be the subject of any transfer aforesaid to the shareholders for the time being of the Company or any of them, and no such shareholder shall have any right under the Articles or otherwise howsoever to require such shares to be transferred to them whether for consideration or not. Any lien on shares which the Company has or may have shall not apply in respect of any shares which have been charged by way of security to a Security Holder. The directors may not make any call in respect of any moneys unpaid on any shares charged by way of security to such Security Holder, and no Security Holder to whom shares have been charged by way of security shall have any liability in respect of any such call made at any time and no interest shall accrue on any sum outstanding in respect of any call.

16

Schedule I

Shareholder and Board Reserved Matters

Subject to and to the extent permitted by the other provisions of these Articles, the following actions may only be implemented or approved by the Company after they have been approved by the relevant Reserved Matter Consent:

A.	Shareholder Reserved Matters

1.	Corporate Structure/Constitution

1.1	The variation, creation, issue, increase, reorganisation, consolidation, sub-division, conversion, re-designation or other alteration of the authorised or issued shares or other share capital or other Equity Interests of the Company or any Group Holding Company.

1.2	The entry into or creation by the Company or any Group Holding Company of any agreement, arrangement or obligation requiring the issue or Transfer of, or the grant to a person of the right (conditional or not) to require the issue or Transfer of, Shares or other share capital or other Equity Interests of the Company or any Group Holding Company.

1.3	The reduction, redemption, repurchase, repayment, re-designation or other alteration of the authorised or issued Shares or other share capital or other Equity Interests of the Company or any Group Holding Company, and the reduction, capitalisation or repayment of any amount standing to the credit of the nominal or share capital, share premium account, capital redemption reserve or any other capital reserve of the Company or any Group Holding Company.

1.4	Changes to the Constitutional Documents of the Company or any Group Holding Company.

1.5	Any material change in the nature of business of the Company or the Group.

2.	Exit Event

The approval of any proposed Exit Event

3.	Acquisitions, disposals, joint ventures, etc.

3.1	Entry into, material amendment of, or termination or withdrawal from any joint venture, partnership, consortium or other similar investment in a Third Party by the Company or any Group Company with an aggregate value of more than £10 million.

3.2	(i)	acquisition of any Equity Interests in or assets of, or contributions in cash, in kind or in services to, any person (including by merger, consolidation or other business combination) for consideration or with a Fair Market Value
17

of its enterprise or the acquired interests or assets, as applicable, exceeding £15 million;

(ii)	sale or other disposal of any Equity Interests in or assets of any Group Company or any Equity Interests of any of their investees for consideration or with a Fair Market Value of its enterprise or of the disposed interest or assets as applicable, exceeding £15 million; or

(iii)	causing the incorporation, organization, dissolution, split-up or winding-up of any Group Company or interests thereof for proceeds or with a Fair Market Value exceeding £10 million.

3.3	The entry into, or material amendment or termination of, any other transaction (or series of related transactions) by any Group Company for aggregate consideration greater than £10 million apart from (i) any transaction relating to the debt, the financing or refinancing of the Group (including associated derivatives), and (ii) writing insurance policies or conducting other insurance brokerage transactions in accordance with the Group’s policies and procedures and in the ordinary course of business.

3.4	Entry by a Group Company into a transaction which restricts the ability of the Group (or a significant part of it) to carry on its business.

4.	Distributions

(i) The declaration or payment of any dividend (whether final or interim) or other Distribution by the Company or by any Group Company, except (i) where such Group Company is a wholly owned member of the Group and that dividend or other Distribution is being paid to another Group Company that is directly or indirectly wholly owned by the Company or (ii) pursuant to a contractual obligation existing at [2 April] 2015 in respect of a Group Company which is not directly or indirectly wholly owned by the Company.

5.	Remuneration Matters

5.1	Determination of the Remuneration Matters, except to the extent that it has been delegated to the Board by the holders of all shares.

6.	Winding-Up

6.1	The taking of steps to wind up or dissolve the Company, any Group Holding Company (other than a solvent dissolution or Winding-Up of TopCo which shall be treated as an Exit Event) or any other Group Company that represents 5% or more of the total assets or of the consolidated revenues or consolidated EBITDA of the Group.

6.2	The taking of steps to obtain an administration order in respect of the Company, any Group Holding Company or any other Group Company that represents 5% or more of the total assets or of the consolidated revenues or consolidated EBITDA of the Group.
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6.3	The taking of steps to invite any person to appoint a receiver or receiver and manager of the whole or any part of the business or assets of the Company, any Group Holding Company or any other Group Company that represents 5% or more of the total assets or of the consolidated revenues or consolidated EBITDA of the Group.

6.4	The taking of steps to present a petition or convene a meeting convened for the bankruptcy, recovery or similar proceedings (including a general agreement with creditors) of the Company, any Group Holding Company or any other Group Company that represents 5% or more of the total assets or of the consolidated revenues or consolidated EBITDA of the Group.

6.5	The taking of steps to propose or make any arrangement or composition with, or any assignment for the benefit of, the Company’s or the Group’s creditors generally, or entry into any agreement for or in connection with the rescheduling, restructuring or re-adjustment of any material part of the Company’s or the Group’s debt by reason of, or with a view to avoiding, financial difficulties.

6.6	The taking of steps to do anything similar or analogous to those steps referred to in paragraphs 6.1 to 6.5 above, in any other jurisdiction.

7.	Other protections

7.1	Any matter required by law or directed by the Board to be approved by the shareholders.

7.2	Making of any political contributions whatsoever or any charitable contributions exceeding in aggregate £200,000 per annum.

B.	Investor Director Matters

1.	Corporate Structure/Constitution

The matters set out in paragraph 1 of Part A of this Schedule I for any Group Company that is not a Group Holding Company subject to such provisions.

2.	Accounts, Auditors and Accounting Reference Data and Policies

2.1	Adoption of the audited and unaudited accounts of the Company, each Group Holding Company and every other member of the Group (to the extent designated as a material Group Company by the Board) and the audited consolidated accounts of the Group.

2.2	Removal or appointment of the auditors to any member of the Group unless they shall at their own insistence resign or not seek reappointment.

2.3	Any change in accounting principles or policies of any Group Company (to the extent designated as a material Group Company by the Board) (which shall first be approved by the audit committee of the Board).
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2.4	Making of any change in the accounting reference date or year-end of any member of the Group.

3.	Acquisition, disposals, joint ventures, etc.

3.1	Entry into, material amendment of, or termination or withdrawal from any joint venture, partnership, consortium or other similar investment in a Third Party by the Company or any Group Company with an aggregate value of £10 million or less, except for transactions below £2.5 million (or such lower threshold determined by the Board) and delegated by the Board to any committee of the Board or the Group’s management from time to time.

3.2	(a)	acquisition of any Equity Interests in or assets of, or contributions in cash, in kind or in services to, any person (including by merger, consolidation or other business combination) for consideration or with a fair market value of its enterprise or the acquired interests or assets, as applicable, of £15 million or less, except for transactions below £2.5 million (or such lower threshold determined by the Board) and delegated by the Board to any committee of the Board or the Group’s management from time to time;

(b)	sale or other disposal of any Equity Interests in or assets of any Group Company or any Equity Interests of any of their investees for consideration or with a fair market value of its enterprise or of the disposed interest or assets, as applicable, of £15 million or less, except for transactions below £2.5 million (or such lower threshold determined by the Board) and delegated by the Board to any committee of the Board or the Group’s management from time to time; or

(c)	causing the incorporation, organization, dissolution, split-up or winding-up of any Group Company or interests thereof for proceeds or with a fair market value of £10 million or less, except for transactions below £2.5 million (or such lower threshold determined by the Board) and delegated by the Board to any committee of the Board or the Group’s management from time to time.

3.3	The entry into one or more transaction per annum by any Group Company with an individual or aggregate consideration or any other matter relating to a Group Company involving individually or in the aggregate an amount (i) greater than £10 million and that is not required to be submitted for shareholder approval in accordance with these Articles or (ii) of £10 million or less, except for transactions below £2.5 million (or such lower threshold determined by the Board) and delegated by the Board to any committee of the Board or the Group’s management from time to time.

3.4	Entry into, surrender or material variation of any unusual or materially onerous contract or any other material long-term contract.
20

4.	Employment and Share schemes

4.1	Designation, appointment or removal of members of Senior Management.

4.2	The entry into any transaction of whatsoever nature with or for the benefit of, or making of any payment (other than a bona fide payment of emoluments for services rendered) to, any Executive Directors or employees of the Group earning in excess of £175,000 (or such lower amount as the Board may determine from time to time) per annum (“Senior Employees”) or repay to any Senior Employee any loan outstanding from time to time from any Group Company prior to its due date for repayment.

4.3	Amend, vary or waive any of the provisions of (including, but not limited to, remuneration terms and performance targets), or fail to enforce any employment arrangements of any person where such person is, or is to be an Executive Director or a Senior Employee.

4.4	Entry into or termination of (or give notice to terminate other than summary dismissal for gross misconduct) any employment arrangements of any person where such person is, or is to be an Executive Director or a Senior Employee.

5.	Other

5.1	Constituting or dissolving and delegating advisory or decision-making powers to any committee of the Board or to Senior Management or to other persons and amending or revoking any such delegation from time to time.

5.2	Setting, approving and amending the Group’s material risk, compliance and corporate governance policies, including its enterprise risk management framework, except as delegated by the Board to any committee thereof or to Senior Management from time to time.

5.3	Referral of any matter to the audit or any other committee of the Board.

5.4	The commencement or the settlement of any litigation or dispute involving a Group Company in which the value of the claim exceeds £5 million, subject to the redaction of any information in respect of any claim, the disclosure of which would be materially prejudicial to any Group Company and which has been approved by a majority of the Non-Executive Independent Directors (acting in their capacity as Directors).

5.5	Making charitable contributions exceeding in aggregate £100,000 per annum.

6.	Residual Board Authority

Any other matter the Board elects to consider that is not a Reserved Matter for shareholders under these Articles or applicable law.

21

7.	Strategic decisions

7.1	Approval of any budget or business plan (which shall specifically identify individually for approval any capital expenditure project of more than £2 million in the aggregate), and amendments to and any material deviation from any budget or business plan (including capital expenditure in any year exceeding such budget or business plan by more than £2 million in the aggregate).

8.	Financial Framework

8.1	Issuing any debt securities or entry into, material amendment of or termination of any financing agreement or transaction or any option, forward or other derivative agreement of any Group Company in each case in respect of an amount exceeding £5 million.

8.2	Giving of security, guarantees or indemnities other than where both in the normal course of business and in respect of an amount not exceeding £2.5 million in the aggregate.

8.3	Making any loans with an aggregate value of more than £1 million or that are in deviation from the budget or business plan.

8.4	The entry into, or amendment or termination of, any contract or commitment, or series of related contracts or commitments, involving capital expenditure which exceeds in aggregate £5 million (or such lower threshold determined by the Board).

8.5	Entering into of any lease, licence or similar obligation under which the rental and all other payments exceed £5 million (or such lower threshold determined by the Board) over the duration of such lease, licence or obligation.

9.	Exit Events

9.1	Entry into material discussions and negotiations with prospective purchasers of the Company or all or substantially all of the Group’s assets or undertaking, or providing information to such a prospective purchaser.

9.2	Appointment of a corporate finance adviser (or other adviser) for an Exit Event or strategic review.

10.	Restructuring

10.1	Decision not to enforce or vary or take any action in respect of any rights under the relevant Restructuring Documents.

10.2	Termination, material variation or material amendment of any material Restructuring Document.
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C.	DEFINITIONS

11.	Definitions: The following defined terms used in Schedule 1 shall be read in addition to the defined terms in Article 2 of the Articles:

“Constitutional Document” means the articles of association and by-laws (or equivalent organisational or governing documents) of any person as adopted, amended or replaced from time to time;

“Distribution” means (i) any distribution including by means of any dividend (whether final or interim), return of capital, a profit participation or other payment of profits or payment out of any capital account, whether in cash, Equity Interests, or otherwise, (ii) any payment, application or setting aside of any of its assets to purchase, redeem or otherwise retire any Equity Interests, (iii) any distribution by way of return of capital, reduction of capital, split-up, liquidation, winding-up or otherwise in respect of any of the Equity Interests therein, (iv) any loan or advance (other than the loan provided to SUN NewCo by TopCo on or around the date of the adoption of these Articles) made to SUN NewCo or a Look-Through Shareholder, in each case, by the Company or by any Group Company or any of their Affiliates;

“Equity Interest” means, with respect to any person (other than an individual):

(a)	any share capital or ordinary or preference share or other equity or quasi-equity interest, including any preferred stock in such person;

(b)	any instrument, derivative, document or security granting a right of subscription for, transfer of, or conversion into, any instrument, interest or security in sub-paragraph (a) above, including any pre-emptive rights or options granted over any such instrument or interest or security;

(c)	any loan stock, preferred equity certificates, convertible preferred equity certificate, or any other instrument or security evidencing debt (whether or not interest-bearing) issued by such person in conjunction with, and/or stapled to, any issued or to be issued shares, interest, security or instrument or to be issued under sub-paragraph (a) or (b) above; and

(d)	any interest in any of the items described in sub-paragraph (a) to (c) immediately above;

“Exit Event” means any (i) listing of shares in a Group Holding Company on Euronext Paris, Euronext Amsterdam, the Frankfurt Stock Exchange or the London Stock Exchange in a transaction that satisfies the applicable minimum float requirements for a listing on such stock exchange, (ii) sale, in one or a series of transactions, of all or substantially all of the assets of the Group, (iii) Winding-Up;

“Fair Market Value” means with respect to any asset, group of assets, company or other person, business, shares or other Equity Interests, investment or other thing of value as of any date of determination, the value of the consideration obtainable in a sale thereof at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arms’-length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics thereof, provided that (i) for purposes of determining the Fair

23

Market Value, no minority, structure, or other valuation discount shall be applied (including in the case of the shares in TopCo and the holding of certain of such shares by SUN NewCo), and (ii) for purposes of determining the value of any shares in TopCo or other Equity Interests, the valuation shall be based on the proportionate value of the relevant share or Equity Interest in a sale of 100% of the share capital of TopCo or such class of Equity Interests;

“Remuneration Matter” means the remuneration and performance targets for Senior Management, the remuneration of the directors, the award of rights under long-term incentive plans and the approval of new bonus and incentivisation schemes, including any management incentive plan;

“Restructuring Documents” means the Composite Lock-Up Agreement dated 6 February 2015 (“Composite Lock-Up Agreement”) and all documents, agreements and instruments necessary or desirable to implement or consummate the Financial Restructuring (as defined therein) in accordance with the Composite Lock-Up Agreement; and

“Winding-Up” means solvent winding up or dissolution or analogous procedure of TopCo where substantially all its assets are distributed to its shareholders.

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Schedule II

25

SI 2008/3229	Page 1

2008 No. 3229

COMPANIES

The Companies (Model Articles) Regulations 2008

Thomson Reuters (Legal) Limited.

UK Statutory Instruments Crown Copyright. Reproduced by permission of the Controller of Her Majesty’s Stationery Office.

Made	16th December 2008

Laid before Parliament	17th December 2008

Coming into force	1st October 2009

The Secretary of State makes the following Regulations in exercise of the powers conferred by section 19 of the Companies Act 2006—

Extent

Preamble: United Kingdom

 Law In Force

1. Citation and Commencement

These Regulations may be cited as the Companies (Model Articles) Regulations 2008 and come into force on 1st October 2009.

Commencement

reg. 1: October 1, 2009

Extent

reg. 1: United Kingdom

 Law In Force

2. Model articles for private companies limited by shares

Schedule 1 to these Regulations prescribes the model articles of association for private companies limited by shares.

SI 2008/3229	Page 2

Commencement

reg. 2: October 1, 2009

Extent

reg. 2: United Kingdom

 Law In Force

3. Model articles for private companies limited by guarantee

Schedule 2 to these Regulations prescribes the model articles of association for private companies limited by guarantee.

Commencement

reg. 3: October 1, 2009

Extent

reg. 3: United Kingdom

 Law In Force

4. Model articles for public companies

Schedule 3 to these Regulations prescribes the model articles of association for public companies.

Commencement

reg. 4: October 1, 2009

Extent

reg. 4: United Kingdom

 Law In Force

Ian Pearson

Economic and Business Minister,
Department for Business, Enterprise and Regulatory Reform

16th December 2008

SI 2008/3229	Page 3

SCHEDULE 1

MODEL ARTICLES FOR PRIVATE COMPANIES LIMITED BY SHARES

Regulation 2

 Law In Force

PART 1

INTERPRETATION AND LIMITATION OF LIABILITY

 Law In Force

1. Defined terms

In the articles, unless the context requires otherwise—

“articles” means the company’s articles of association;

“bankruptcy” includes individual insolvency proceedings in a jurisdiction other than England and Wales or Northern Ireland which have an effect similar to that of bankruptcy;

“chairman” has the meaning given in article 12;

“chairman of the meeting” has the meaning given in article 39;

“Companies Acts” means the Companies Acts (as defined in section 2 of the Companies Act 2006), in so far as they apply to the company;

“director” means a director of the company, and includes any person occupying the position of director, by whatever name called;

“distribution recipient” has the meaning given in article 31;

“document” includes, unless otherwise specified, any document sent or supplied in electronic form;

“electronic form” has the meaning given in section 1168 of the Companies Act 2006;

“fully paid” in relation to a share, means that the nominal value and any premium to be paid to the company in respect of that share have been paid to the company;

“hard copy form” has the meaning given in section 1168 of the Companies Act 2006;

“holder” in relation to shares means the person whose name is entered in the register of members as the holder of the shares;

“instrument” means a document in hard copy form;

“ordinary resolution “has the meaning given in section 282 of the Companies Act 2006;

“paid” means paid or credited as paid;

“participate”, in relation to a directors’ meeting, has the meaning given in article 10;

“proxy notice “has the meaning given in article 45;

“shareholder” means a person who is the holder of a share;

“shares” means shares in the company;

“special resolution “has the meaning given in section 283 of the Companies Act 2006;

“subsidiary “has the meaning given in section 1159 of the Companies Act 2006;

“transmittee” means a person entitled to a share by reason of the death or bankruptcy of a shareholder or otherwise by operation of law; and

SI 2008/3229	Page 4

“writing” means the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether sent or supplied in electronic form or otherwise.

Unless the context otherwise requires, other words or expressions contained in these articles bear the same meaning as in the Companies Act 2006 as in force on the date when these articles become binding on the company.

Law In Force

2. Liability of members

The liability of the members is limited to the amount, if any, unpaid on the shares held by them.

PART 2

DIRECTORS

DIRECTORS’ POWERS AND RESPONSIBILITIES

 Law In Force

3. Directors’ general authority

Subject to the articles, the directors are responsible for the management of the company’s business, for which purpose they may exercise all the powers of the company.

 Law In Force

4.— Shareholders’ reserve power

(1) The shareholders may, by special resolution, direct the directors to take, or refrain from taking, specified action.

(2) No such special resolution invalidates anything which the directors have done before the passing of the resolution.

 Law In Force

5.— Directors may delegate

(1) Subject to the articles, the directors may delegate any of the powers which are conferred on them under the articles—

(a) to such person or committee;

(b) by such means (including by power of attorney);

(c) to such an extent;

(d) in relation to such matters or territories; and

(e) on such terms and conditions;

as they think fit.

(2) If the directors so specify, any such delegation may authorise further delegation of the directors’ powers by any person to whom they are delegated.

SI 2008/3229	Page 5

(3) The directors may revoke any delegation in whole or part, or alter its terms and conditions.

 Law In Force

6.— Committees

(1) Committees to which the directors delegate any of their powers must follow procedures which are based as far as they are applicable on those provisions of the articles which govern the taking of decisions by directors.

(2) The directors may make rules of procedure for all or any committees, which prevail over rules derived from the articles if they are not consistent with them.

DECISION-MAKING BY DIRECTORS

 Law In Force

7.— Directors to take decisions collectively

(1) The general rule about decision-making by directors is that any decision of the directors must be either a majority decision at a meeting or a decision taken in accordance with article 8.

(2) If—

(a) the company only has one director, and

(b) no provision of the articles requires it to have more than one director,

the general rule does not apply, and the director may take decisions without regard to any of the provisions of the articles relating to directors’ decision-making.

 Law In Force

8.— Unanimous decisions

(1) A decision of the directors is taken in accordance with this article when all eligible directors indicate to each other by any means that they share a common view on a matter.

(2) Such a decision may take the form of a resolution in writing, copies of which have been signed by each eligible director or to which each eligible director has otherwise indicated agreement in writing.

(3) References in this article to eligible directors are to directors who would have been entitled to vote on the matter had it been proposed as a resolution at a directors’ meeting.

(4) A decision may not be taken in accordance with this article if the eligible directors would not have formed a quorum at such a meeting.

 Law In Force

9.— Calling a directors’ meeting

(1) Any director may call a directors’ meeting by giving notice of the meeting to the directors or by authorising the company secretary (if any) to give such notice.

(2) Notice of any directors’ meeting must indicate—

SI 2008/3229	Page 6

(a) its proposed date and time;

(b) where it is to take place; and

(c) if it is anticipated that directors participating in the meeting will not be in the same place, how it is proposed that they should communicate with each other during the meeting.

(3) Notice of a directors’ meeting must be given to each director, but need not be in writing.

(4) Notice of a directors’ meeting need not be given to directors who waive their entitlement to notice of that meeting, by giving notice to that effect to the company not more than 7 days after the date on which the meeting is held. Where such notice is given after the meeting has been held, that does not affect the validity of the meeting, or of any business conducted at it.

 Law In Force

10.— Participation in directors’ meetings

(1) Subject to the articles, directors participate in a directors’ meeting, or part of a directors’ meeting, when—

(a) the meeting has been called and takes place in accordance with the articles, and

(b) they can each communicate to the others any information or opinions they have on any particular item of the business of the meeting.

(2) In determining whether directors are participating in a directors’ meeting, it is irrelevant where any director is or how they communicate with each other.

(3) If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

 Law In Force

11.— Quorum for directors’ meetings

(1) At a directors’ meeting, unless a quorum is participating, no proposal is to be voted on, except a proposal to call another meeting.

(2) The quorum for directors’ meetings may be fixed from time to time by a decision of the directors, but it must never be less than two, and unless otherwise fixed it is two.

(3) If the total number of directors for the time being is less than the quorum required, the directors must not take any decision other than a decision—

(a) to appoint further directors, or

(b) to call a general meeting so as to enable the shareholders to appoint further directors.

 Law In Force

12.— Chairing of directors’ meetings

(1) The directors may appoint a director to chair their meetings.

(2) The person so appointed for the time being is known as the chairman.

(3) The directors may terminate the chairman’s appointment at any time.

(4) If the chairman is not participating in a directors’ meeting within ten minutes of the time at which it was to start, the participating directors must appoint one of themselves to chair it.

SI 2008/3229	Page 7

 Law In Force

13.— Casting vote

(1) If the numbers of votes for and against a proposal are equal, the chairman or other director chairing the meeting has a casting vote.

(2) But this does not apply if, in accordance with the articles, the chairman or other director is not to be counted as participating in the decision-making process for quorum or voting purposes.

Law In Force

14.— Conflicts of interest

(1) If a proposed decision of the directors is concerned with an actual or proposed transaction or arrangement with the company in which a director is interested, that director is not to be counted as participating in the decision-making process for quorum or voting purposes.

(2) But if paragraph (3) applies, a director who is interested in an actual or proposed transaction or arrangement with the company is to be counted as participating in the decision-making process for quorum and voting purposes.

(3) This paragraph applies when—

(a) the company by ordinary resolution disapplies the provision of the articles which would otherwise prevent a director from being counted as participating in the decision-making process;

(b) the director’s interest cannot reasonably be regarded as likely to give rise to a conflict of interest; or

(c) the director’s conflict of interest arises from a permitted cause.

(4) For the purposes of this article, the following are permitted causes—

(a) a guarantee given, or to be given, by or to a director in respect of an obligation incurred by or on behalf of the company or any of its subsidiaries; (b) subscription, or an agreement to subscribe, for shares or other securities of the company or any of its subsidiaries, or to underwrite, sub-underwrite, or guarantee subscription for any such shares or securities; and

(c) arrangements pursuant to which benefits are made available to employees and directors or former employees and directors of the company or any of its subsidiaries which do not provide special benefits for directors or former directors.

(5) For the purposes of this article, references to proposed decisions and decision-making processes include any directors’ meeting or part of a directors’ meeting.

(6) Subject to paragraph (7), if a question arises at a meeting of directors or of a committee of directors as to the right of a director to participate in the meeting (or part of the meeting) for voting or quorum purposes, the question may, before the conclusion of the meeting, be referred to the chairman whose ruling in relation to any director other than the chairman is to be final and conclusive.

(7) If any question as to the right to participate in the meeting (or part of the meeting) should arise in respect of the chairman, the question is to be decided by a decision of the directors at that meeting, for which purpose the chairman is not to be counted as participating in the meeting (or that part of the meeting) for voting or quorum purposes.

SI 2008/3229	Page 8

Law In Force

15. Records of decisions to be kept

The directors must ensure that the company keeps a record, in writing, for at least 10 years from the date of the decision recorded, of every unanimous or majority decision taken by the directors.

Law In Force

16. Directors’ discretion to make further rules

Subject to the articles, the directors may make any rule which they think fit about how they take decisions, and about how such rules are to be recorded or communicated to directors.

APPOINTMENT OF DIRECTORS

Law In Force

17.— Methods of appointing directors

(1) Any person who is willing to act as a director, and is permitted by law to do so, may be appointed to be a director—

(a) by ordinary resolution, or

(b) by a decision of the directors.

(2) In any case where, as a result of death, the company has no shareholders and no directors, the personal representatives of the last shareholder to have died have the right, by notice in writing, to appoint a person to be a director.

(3) For the purposes of paragraph (2), where 2 or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder.

Law In Force

18. Termination of director’s appointment

A person ceases to be a director as soon as—

(a) that person ceases to be a director by virtue of any provision of the Companies Act 2006 or is prohibited from being a director by law;

(b) a bankruptcy order is made against that person;

(c) a composition is made with that person’s creditors generally in satisfaction of that person’s debts;

(d) a registered medical practitioner who is treating that person gives a written opinion to the company stating that that person has become physically or mentally incapable of acting as a director and may remain so for more than three months;

(e) by reason of that person’s mental health, a court makes an order which wholly or partly prevents that person from personally exercising any powers or rights which that person would otherwise have;

(f) notification is received by the company from the director that the director is resigning from office, and such resignation has taken effect in accordance with its terms.

SI 2008/3229	Page 9

Law In Force

19.— Directors’ remuneration

(1) Directors may undertake any services for the company that the directors decide.

(2) Directors are entitled to such remuneration as the directors determine—

(a) for their services to the company as directors, and

(b) for any other service which they undertake for the company.

(3) Subject to the articles, a director’s remuneration may—

(a) take any form, and

(b) include any arrangements in connection with the payment of a pension, allowance or gratuity, or any death, sickness or disability benefits, to or in respect of that director.

(4) Unless the directors decide otherwise, directors’ remuneration accrues from day to day.

(5) Unless the directors decide otherwise, directors are not accountable to the company for any remuneration which they receive as directors or other officers or employees of the company’s subsidiaries or of any other body corporate in which the company is interested.

Law In Force

20. Directors’ expenses

The company may pay any reasonable expenses which the directors properly incur in connection with their attendance at—

(a) meetings of directors or committees of directors,

(b) general meetings, or

(c) separate meetings of the holders of any class of shares or of debentures of the company, or otherwise in connection with the exercise of their powers and the discharge of their responsibilities in relation to the company.

PART 3

SHARES AND DISTRIBUTIONS

SHARES

Law In Force

21.— All shares to be fully paid up

(1) No share is to be issued for less than the aggregate of its nominal value and any premium to be paid to the company in consideration for its issue.

(2) This does not apply to shares taken on the formation of the company by the subscribers to the company’s memorandum.

SI 2008/3229	Page 10

Law In Force

22.— Powers to issue different classes of share

(1) Subject to the articles, but without prejudice to the rights attached to any existing share, the company may issue shares with such rights or restrictions as may be determined by ordinary resolution.

(2) The company may issue shares which are to be redeemed, or are liable to be redeemed at the option of the company or the holder, and the directors may determine the terms, conditions and manner of redemption of any such shares.

Law In Force

23. Company not bound by less than absolute interests

Except as required by law, no person is to be recognised by the company as holding any share upon any trust, and except as otherwise required by law or the articles, the company is not in any way to be bound by or recognise any interest in a share other than the holder’s absolute ownership of it and all the rights attaching to it.

Law In Force

24.— Share certificates

(1) The company must issue each shareholder, free of charge, with one or more certificates in respect of the shares which that shareholder holds.

(2) Every certificate must specify—

(a) in respect of how many shares, of what class, it is issued;

(b) the nominal value of those shares;

(c) that the shares are fully paid; and

(d) any distinguishing numbers assigned to them.

(3) No certificate may be issued in respect of shares of more than one class.

(4) If more than one person holds a share, only one certificate may be issued in respect of it.

(5) Certificates must—

(a) have affixed to them the company’s common seal, or

(b) be otherwise executed in accordance with the Companies Acts.

Law In Force

25.— Replacement share certificates

(1) If a certificate issued in respect of a shareholder’s shares is—

(a) damaged or defaced, or

(b) said to be lost, stolen or destroyed,

that shareholder is entitled to be issued with a replacement certificate in respect of the same shares.

(2) A shareholder exercising the right to be issued with such a replacement certificate—

(a) may at the same time exercise the right to be issued with a single certificate or separate certificates;

SI 2008/3229	Page 11

(b) must return the certificate which is to be replaced to the company if it is damaged or defaced; and

(c) must comply with such conditions as to evidence, indemnity and the payment of a reasonable fee as the directors decide.

Law In Force

26.— Share transfers

(1) Shares may be transferred by means of an instrument of transfer in any usual form or any other form approved by the directors, which is executed by or on behalf of the transferor.

(2) No fee may be charged for registering any instrument of transfer or other document relating to or affecting the title to any share.

(3) The company may retain any instrument of transfer which is registered.

(4) The transferor remains the holder of a share until the transferee’s name is entered in the register of members as holder of it.

(5) The directors may refuse to register the transfer of a share, and if they do so, the instrument of transfer must be returned to the transferee with the notice of refusal unless they suspect that the proposed transfer may be fraudulent.

Law In Force

27.— Transmission of shares

(1) If title to a share passes to a transmittee, the company may only recognise the transmittee as having any title to that share.

(2) A transmittee who produces such evidence of entitlement to shares as the directors may properly require—

(a) may, subject to the articles, choose either to become the holder of those shares or to have them transferred to another person, and

(b) subject to the articles, and pending any transfer of the shares to another person, has the same rights as the holder had.

(3) But transmittees do not have the right to attend or vote at a general meeting, or agree to a proposed written resolution, in respect of shares to which they are entitled, by reason of the holder’s death or bankruptcy or otherwise, unless they become the holders of those shares.

Law In Force

28.— Exercise of transmittees’ rights

(1) Transmittees who wish to become the holders of shares to which they have become entitled must notify the company in writing of that wish.

(2) If the transmittee wishes to have a share transferred to another person, the transmittee must execute an instrument of transfer in respect of it.

SI 2008/3229	Page 12

(3) Any transfer made or executed under this article is to be treated as if it were made or executed by the person from whom the transmittee has derived rights in respect of the share, and as if the event which gave rise to the transmission had not occurred.

Law In Force

29. Transmittees bound by prior notices

If a notice is given to a shareholder in respect of shares and a transmittee is entitled to those shares, the transmittee is bound by the notice if it was given to the shareholder before the transmittee’s name has been entered in the register of members.

DIVIDENDS AND OTHER DISTRIBUTIONS

Law In Force

30.— Procedure for declaring dividends

(1) The company may by ordinary resolution declare dividends, and the directors may decide to pay interim dividends.

(2) A dividend must not be declared unless the directors have made a recommendation as to its amount. Such a dividend must not exceed the amount recommended by the directors.

(3) No dividend may be declared or paid unless it is in accordance with shareholders’ respective rights.

(4) Unless the shareholders’ resolution to declare or directors’ decision to pay a dividend, or the terms on which shares are issued, specify otherwise, it must be paid by reference to each shareholder’s holding of shares on the date of the resolution or decision to declare or pay it.

(5) If the company’s share capital is divided into different classes, no interim dividend may be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear.

(6) The directors may pay at intervals any dividend payable at a fixed rate if it appears to them that the profits available for distribution justify the payment.

(7) If the directors act in good faith, they do not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on shares with deferred or non-preferred rights.

Law In Force

31.— Payment of dividends and other distributions

(1) Where a dividend or other sum which is a distribution is payable in respect of a share, it must be paid by one or more of the following means—

(a) transfer to a bank or building society account specified by the distribution recipient either in writing or as the directors may otherwise decide;

(b) sending a cheque made payable to the distribution recipient by post to the distribution recipient at the distribution recipient’s registered address (if the distribution recipient is a

SI 2008/3229	Page 13

holder of the share), or (in any other case) to an address specified by the distribution recipient either in writing or as the directors may otherwise decide;

(c) sending a cheque made payable to such person by post to such person at such address as the distribution recipient has specified either in writing or as the directors may otherwise decide; or

(d) any other means of payment as the directors agree with the distribution recipient either in writing or by such other means as the directors decide.

(2) In the articles, “the distribution recipient” means, in respect of a share in respect of which a dividend or other sum is payable—

(a) the holder of the share; or

(b) if the share has two or more joint holders, whichever of them is named first in the register of members; or

(c) if the holder is no longer entitled to the share by reason of death or bankruptcy, or otherwise by operation of law, the transmittee.

Law In Force

32. No interest on distributions

The company may not pay interest on any dividend or other sum payable in respect of a share unless otherwise provided by—

(a) the terms on which the share was issued, or

(b) the provisions of another agreement between the holder of that share and the company.

Law In Force

33.— Unclaimed distributions

(1) All dividends or other sums which are—

(a) payable in respect of shares, and

(b) unclaimed after having been declared or become payable,

may be invested or otherwise made use of by the directors for the benefit of the company until claimed.

(2) The payment of any such dividend or other sum into a separate account does not make the company a trustee in respect of it.

(3) If—

(a) twelve years have passed from the date on which a dividend or other sum became due for payment, and

(b) the distribution recipient has not claimed it,

the distribution recipient is no longer entitled to that dividend or other sum and it ceases to remain owing by the company.

Law In Force

34.— Non-cash distributions

(1) Subject to the terms of issue of the share in question, the company may, by ordinary resolution on the recommendation of the directors, decide to pay all or part of a dividend or other distribution

SI 2008/3229	Page 14

payable in respect of a share by transferring non-cash assets of equivalent value (including, without limitation, shares or other securities in any company).

(2) For the purposes of paying a non-cash distribution, the directors may make whatever arrangements they think fit, including, where any difficulty arises regarding the distribution—

(a) fixing the value of any assets;

(b) paying cash to any distribution recipient on the basis of that value in order to adjust the rights of recipients; and

(c) vesting any assets in trustees.

Law In Force

35. Waiver of distributions

Distribution recipients may waive their entitlement to a dividend or other distribution payable in respect of a share by giving the company notice in writing to that effect, but if—

(a) the share has more than one holder, or

(b) more than one person is entitled to the share, whether by reason of the death or bankruptcy of one or more joint holders, or otherwise,

 the notice is not effective unless it is expressed to be given, and signed, by all the holders or persons otherwise entitled to the share.

CAPITALISATION OF PROFITS

Law In Force

36.— Authority to capitalise and appropriation of capitalised sums

(1) Subject to the articles, the directors may, if they are so authorised by an ordinary resolution—

(a) decide to capitalise any profits of the company (whether or not they are available for distribution) which are not required for paying a preferential dividend, or any sum standing to the credit of the company’s share premium account or capital redemption reserve; and

(b) appropriate any sum which they so decide to capitalise (a “capitalised sum”) to the persons who would have been entitled to it if it were distributed by way of dividend (the “persons entitled”) and in the same proportions.

(2) Capitalised sums must be applied—

(a) on behalf of the persons entitled, and

(b) in the same proportions as a dividend would have been distributed to them.

(3) Any capitalised sum may be applied in paying up new shares of a nominal amount equal to the capitalised sum which are then allotted credited as fully paid to the persons entitled or as they may direct.

(4) A capitalised sum which was appropriated from profits available for distribution may be applied in paying up new debentures of the company which are then allotted credited as fully paid to the persons entitled or as they may direct.

(5) Subject to the articles the directors may—

(a) apply capitalised sums in accordance with paragraphs (3) and (4) partly in one way and partly in another;

SI 2008/3229	Page 15

(b) make such arrangements as they think fit to deal with shares or debentures becoming distributable in fractions under this article (including the issuing of fractional certificates or the making of cash payments); and

(c) authorise any person to enter into an agreement with the company on behalf of all the persons entitled which is binding on them in respect of the allotment of shares and debentures to them under this article.

PART 4

DECISION-MAKING BY SHAREHOLDERS

ORGANISATION OF GENERAL MEETINGS

Law In Force

37.— Attendance and speaking at general meetings

(1) A person is able to exercise the right to speak at a general meeting when that person is in a position to communicate to all those attending the meeting, during the meeting, any information or opinions which that person has on the business of the meeting.

(2) A person is able to exercise the right to vote at a general meeting when—

(a) that person is able to vote, during the meeting, on resolutions put to the vote at the meeting, and

(b) that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.

(3) The directors may make whatever arrangements they consider appropriate to enable those attending a general meeting to exercise their rights to speak or vote at it.

(4) In determining attendance at a general meeting, it is immaterial whether any two or more members attending it are in the same place as each other.

(5) Two or more persons who are not in the same place as each other attend a general meeting if their circumstances are such that if they have (or were to have) rights to speak and vote at that meeting, they are (or would be) able to exercise them.

Law In Force

38. Quorum for general meetings

No business other than the appointment of the chairman of the meeting is to be transacted at a general meeting if the persons attending it do not constitute a quorum.

Law In Force

39.— Chairing general meetings

(1) If the directors have appointed a chairman, the chairman shall chair general meetings if present and willing to do so.

SI 2008/3229	Page 16

(2) If the directors have not appointed a chairman, or if the chairman is unwilling to chair the meeting or is not present within ten minutes of the time at which a meeting was due to start—

(a) the directors present, or

(b) (if no directors are present), the meeting,

must appoint a director or shareholder to chair the meeting, and the appointment of the chairman of the meeting must be the first business of the meeting.

(3) The person chairing a meeting in accordance with this article is referred to as “the chairman of the meeting”.

Law In Force

40.— Attendance and speaking by directors and non-shareholders

(1) Directors may attend and speak at general meetings, whether or not they are shareholders.

(2) The chairman of the meeting may permit other persons who are not—

(a) shareholders of the company, or

(b) otherwise entitled to exercise the rights of shareholders in relation to general meetings, to attend and speak at a general meeting.

Law In Force

41.— Adjournment

(1) If the persons attending a general meeting within half an hour of the time at which the meeting was due to start do not constitute a quorum, or if during a meeting a quorum ceases to be present, the chairman of the meeting must adjourn it.

(2) The chairman of the meeting may adjourn a general meeting at which a quorum is present if—

(a) the meeting consents to an adjournment, or

(b) it appears to the chairman of the meeting that an adjournment is necessary to protect the safety of any person attending the meeting or ensure that the business of the meeting is conducted in an orderly manner.

(3) The chairman of the meeting must adjourn a general meeting if directed to do so by the meeting.

(4) When adjourning a general meeting, the chairman of the meeting must—

(a) either specify the time and place to which it is adjourned or state that it is to continue at a time and place to be fixed by the directors, and

(b) have regard to any directions as to the time and place of any adjournment which have been given by the meeting.

(5) If the continuation of an adjourned meeting is to take place more than 14 days after it was adjourned, the company must give at least 7 clear days’ notice of it (that is, excluding the day of the adjourned meeting and the day on which the notice is given)—

(a) to the same persons to whom notice of the company’s general meetings is required to be given, and

(b) containing the same information which such notice is required to contain.

(6) No business may be transacted at an adjourned general meeting which could not properly have been transacted at the meeting if the adjournment had not taken place.

SI 2008/3229	Page 17

VOTING AT GENERAL MEETINGS

Law In Force

42. Voting: general

A resolution put to the vote of a general meeting must be decided on a show of hands unless a poll is duly demanded in accordance with the articles.

Law In Force

43.— Errors and disputes

(1) No objection may be raised to the qualification of any person voting at a general meeting except at the meeting or adjourned meeting at which the vote objected to is tendered, and every vote not disallowed at the meeting is valid.

(2) Any such objection must be referred to the chairman of the meeting, whose decision is final.

Law In Force

44.— Poll votes

(1) A poll on a resolution may be demanded—

(a) in advance of the general meeting where it is to be put to the vote, or

(b) at a general meeting, either before a show of hands on that resolution or immediately after the result of a show of hands on that resolution is declared.

(2) A poll may be demanded by—

(a) the chairman of the meeting;

(b) the directors;

(c) two or more persons having the right to vote on the resolution; or

(d) a person or persons representing not less than one tenth of the total voting rights of all the shareholders having the right to vote on the resolution.

(3) A demand for a poll may be withdrawn if—

(a) the poll has not yet been taken, and

(b) the chairman of the meeting consents to the withdrawal.

(4) Polls must be taken immediately and in such manner as the chairman of the meeting directs.

Law In Force

45.— Content of proxy notices

(1) Proxies may only validly be appointed by a notice in writing (a “proxy notice”) which—

(a) states the name and address of the shareholder appointing the proxy;

(b) identifies the person appointed to be that shareholder’s proxy and the general meeting in relation to which that person is appointed;

(c) is signed by or on behalf of the shareholder appointing the proxy, or is authenticated in such manner as the directors may determine; and

(d) is delivered to the company in accordance with the articles and any instructions contained in the notice of the general meeting to which they relate.

SI 2008/3229	Page 18

(2) The company may require proxy notices to be delivered in a particular form, and may specify different forms for different purposes.

(3) Proxy notices may specify how the proxy appointed under them is to vote (or that the proxy is to abstain from voting) on one or more resolutions.

(4) Unless a proxy notice indicates otherwise, it must be treated as—

(a) allowing the person appointed under it as a proxy discretion as to how to vote on any ancillary or procedural resolutions put to the meeting, and

(b) appointing that person as a proxy in relation to any adjournment of the general meeting to which it relates as well as the meeting itself.

Law In Force

46.— Delivery of proxy notices

(1) A person who is entitled to attend, speak or vote (either on a show of hands or on a poll) at a general meeting remains so entitled in respect of that meeting or any adjournment of it, even though a valid proxy notice has been delivered to the company by or on behalf of that person.

(2) An appointment under a proxy notice may be revoked by delivering to the company a notice in writing given by or on behalf of the person by whom or on whose behalf the proxy notice was given.

(3) A notice revoking a proxy appointment only takes effect if it is delivered before the start of the meeting or adjourned meeting to which it relates.

(4) If a proxy notice is not executed by the person appointing the proxy, it must be accompanied by written evidence of the authority of the person who executed it to execute it on the appointor’s behalf.

Law In Force

47.— Amendments to resolutions

(1) An ordinary resolution to be proposed at a general meeting may be amended by ordinary resolution if—

(a) notice of the proposed amendment is given to the company in writing by a person entitled to vote at the general meeting at which it is to be proposed not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), and

(b) the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

(2) A special resolution to be proposed at a general meeting may be amended by ordinary resolution, if—

(a) the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b) the amendment does not go beyond what is necessary to correct a grammatical or other non-substantive error in the resolution.

(3) If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

SI 2008/3229	Page 19

PART 5

ADMINISTRATIVE ARRANGEMENTS

Law In Force

48.— Means of communication to be used

(1) Subject to the articles, anything sent or supplied by or to the company under the articles may be sent or supplied in any way in which the Companies Act 2006 provides for documents or information which are authorised or required by any provision of that Act to be sent or supplied by or to the company.

(2) Subject to the articles, any notice or document to be sent or supplied to a director in connection with the taking of decisions by directors may also be sent or supplied by the means by which that director has asked to be sent or supplied with such notices or documents for the time being.

(3) A director may agree with the company that notices or documents sent to that director in a particular way are to be deemed to have been received within a specified time of their being sent, and for the specified time to be less than 48 hours.

Law In Force

49.— Company seals

(1) Any common seal may only be used by the authority of the directors.

(2) The directors may decide by what means and in what form any common seal is to be used.

(3) Unless otherwise decided by the directors, if the company has a common seal and it is affixed to a document, the document must also be signed by at least one authorised person in the presence of a witness who attests the signature.

(4) For the purposes of this article, an authorised person is—

(a) any director of the company;

(b) the company secretary (if any); or

(c) any person authorised by the directors for the purpose of signing documents to which the common seal is applied.

Law In Force

50. No right to inspect accounts and other records

Except as provided by law or authorised by the directors or an ordinary resolution of the company, no person is entitled to inspect any of the company’s accounting or other records or documents merely by virtue of being a shareholder.

Law In Force

51. Provision for employees on cessation of business

The directors may decide to make provision for the benefit of persons employed or formerly employed by the company or any of its subsidiaries (other than a director or former director or

SI 2008/3229	Page 20

shadow director) in connection with the cessation or transfer to any person of the whole or part of the undertaking of the company or that subsidiary.

DIRECTORS’ INDEMNITY AND INSURANCE

Law In Force

52.— Indemnity

(1) Subject to paragraph (2), a relevant director of the company or an associated company may be indemnified out of the company’s assets against—

(a) any liability incurred by that director in connection with any negligence, default, breach of duty or breach of trust in relation to the company or an associated company,

(b) any liability incurred by that director in connection with the activities of the company or an associated company in its capacity as a trustee of an occupational pension scheme (as defined in section 235(6) of the Companies Act 2006),

(c) any other liability incurred by that director as an officer of the company or an associated company.

(2) This article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts or by any other provision of law.

(3) In this article—

(a) companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate, and

(b) a “relevant director” means any director or former director of the company or an associated company.

Law In Force

53.— Insurance

(1) The directors may decide to purchase and maintain insurance, at the expense of the company, for the benefit of any relevant director in respect of any relevant loss.

(2) In this article—

(a) a “relevant director” means any director or former director of the company or an associated company,

(b) a “relevant loss” means any loss or liability which has been or may be incurred by a relevant director in connection with that director’s duties or powers in relation to the company, any associated company or any pension fund or employees’ share scheme of the company or associated company, and

(c) companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate.

SI 2008/3229	Page 21

Commencement

Sch. 1 para. 1: October 1, 2009

Extent

Sch. 1 para. 1: United Kingdom

SCHEDULE 2

MODEL ARTICLES FOR PRIVATE COMPANIES LIMITED BY GUARANTEE

Regulation 3

Law In Force

PART 1

INTERPRETATION AND LIMITATION OF LIABILITY

Law In Force

1. Defined terms

In the articles, unless the context requires otherwise—

“articles” means the company’s articles of association;

“bankruptcy”includes individual insolvency proceedings in a jurisdiction other than England and Wales or Northern Ireland which have an effect similar to that of bankruptcy;

“chairman”has the meaning given in article 12;

“chairman of the meeting”has the meaning given in article 25;

“Companies Acts” means the Companies Acts (as defined in section 2 of the Companies Act 2006), in so far as they apply to the company;

“director” means a director of the company, and includes any person occupying the position of director, by whatever name called;

“document”includes, unless otherwise specified, any document sent or supplied in electronic form;

“electronic form”has the meaning given in section 1168 of the Companies Act 2006;

“member”has the meaning given in section 112 of the Companies Act 2006;

“ordinary resolution”has the meaning given in section 282 of the Companies Act 2006;

“participate”, in relation to a directors’ meeting, has the meaning given in article 10;

“proxy notice”has the meaning given in article 31;

“special resolution”has the meaning given in section 283 of the Companies Act 2006;

“subsidiary”has the meaning given in section 1159 of the Companies Act 2006; and

“writing” means the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether sent or supplied in electronic form or otherwise.

SI 2008/3229	Page 22

Unless the context otherwise requires, other words or expressions contained in these articles bear the same meaning as in the Companies Act 2006 as in force on the date when these articles become binding on the company.

Law In Force

2. Liability of members

The liability of each member is limited to £1, being the amount that each member undertakes to contribute to the assets of the company in the event of its being wound up while he is a member or within one year after he ceases to be a member, for—

(a) payment of the company’s debts and liabilities contracted before he ceases to be a member,

(b) payment of the costs, charges and expenses of winding up, and

(c) adjustment of the rights of the contributories among themselves.

PART 2

DIRECTORS

DIRECTORS’ POWERS AND RESPONSIBILITIES

Law In Force

3. Directors’ general authority

Subject to the articles, the directors are responsible for the management of the company’s business, for which purpose they may exercise all the powers of the company.

Law In Force

4.— Members’ reserve power

(1) The members may, by special resolution, direct the directors to take, or refrain from taking, specified action.

(2) No such special resolution invalidates anything which the directors have done before the passing of the resolution.

Law In Force

5.— Directors may delegate

(1) Subject to the articles, the directors may delegate any of the powers which are conferred on them under the articles—

(a) to such person or committee;

(b) by such means (including by power of attorney);

(c) to such an extent;

(d) in relation to such matters or territories; and

(e) on such terms and conditions;

as they think fit.

SI 2008/3229	Page 23

(2) If the directors so specify, any such delegation may authorise further delegation of the directors’ powers by any person to whom they are delegated.

(3) The directors may revoke any delegation in whole or part, or alter its terms and conditions.

Law In Force

6.— Committees

(1) Committees to which the directors delegate any of their powers must follow procedures which are based as far as they are applicable on those provisions of the articles which govern the taking of decisions by directors.

(2) The directors may make rules of procedure for all or any committees, which prevail over rules derived from the articles if they are not consistent with them.

DECISION-MAKING BY DIRECTORS

Law In Force

7.— Directors to take decisions collectively

(1) The general rule about decision-making by directors is that any decision of the directors must be either a majority decision at a meeting or a decision taken in accordance with article 8.

(2) If—

(a) the company only has one director, and

(b) no provision of the articles requires it to have more than one director,

the general rule does not apply, and the director may take decisions without regard to any of the provisions of the articles relating to directors’ decision-making.

Law In Force

8.— Unanimous decisions

(1) A decision of the directors is taken in accordance with this article when all eligible directors indicate to each other by any means that they share a common view on a matter.

(2) Such a decision may take the form of a resolution in writing, copies of which have been signed by each eligible director or to which each eligible director has otherwise indicated agreement in writing.

(3) References in this article to eligible directors are to directors who would have been entitled to vote on the matter had it been proposed as a resolution at a directors’ meeting.

(4) A decision may not be taken in accordance with this article if the eligible directors would not have formed a quorum at such a meeting.

SI 2008/3229	Page 24

Law In Force

9.— Calling a directors’ meeting

(1) Any director may call a directors’ meeting by giving notice of the meeting to the directors or by authorising the company secretary (if any) to give such notice.

(2) Notice of any directors’ meeting must indicate—

(a) its proposed date and time;

(b) where it is to take place; and

(c) if it is anticipated that directors participating in the meeting will not be in the same place, how it is proposed that they should communicate with each other during the meeting.

(3) Notice of a directors’ meeting must be given to each director, but need not be in writing.

(4) Notice of a directors’ meeting need not be given to directors who waive their entitlement to notice of that meeting, by giving notice to that effect to the company not more than 7 days after the date on which the meeting is held. Where such notice is given after the meeting has been held, that does not affect the validity of the meeting, or of any business conducted at it.

Law In Force

10.— Participation in directors’ meetings

(1) Subject to the articles, directors participate in a directors’ meeting, or part of a directors’ meeting, when—

(a) the meeting has been called and takes place in accordance with the articles, and

(b) they can each communicate to the others any information or opinions they have on any particular item of the business of the meeting.

(2) In determining whether directors are participating in a directors’ meeting, it is irrelevant where any director is or how they communicate with each other.

(3) If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Law In Force

11.— Quorum for directors’ meetings

(1) At a directors’ meeting, unless a quorum is participating, no proposal is to be voted on, except a proposal to call another meeting.

(2) The quorum for directors’ meetings may be fixed from time to time by a decision of the directors, but it must never be less than two, and unless otherwise fixed it is two.

(3) If the total number of directors for the time being is less than the quorum required, the directors must not take any decision other than a decision—

(a) to appoint further directors, or

(b) to call a general meeting so as to enable the members to appoint further directors.

SI 2008/3229	Page 25

Law In Force

12.— Chairing of directors’ meetings

(1) The directors may appoint a director to chair their meetings.

(2) The person so appointed for the time being is known as the chairman.

(3) The directors may terminate the chairman's appointment at any time.

(4) If the chairman is not participating in a directors' meeting within ten minutes of the time at which it was to start, the participating directors must appoint one of themselves to chair it.

Law In Force

13.— Casting vote

(1) If the numbers of votes for and against a proposal are equal, the chairman or other director chairing the meeting has a casting vote.

(2) But this does not apply if, in accordance with the articles, the chairman or other director is not to be counted as participating in the decision-making process for quorum or voting purposes.

Law In Force

14.— Conflicts of interest

(1) If a proposed decision of the directors is concerned with an actual or proposed transaction or arrangement with the company in which a director is interested, that director is not to be counted as participating in the decision-making process for quorum or voting purposes.

(2) But if paragraph (3) applies, a director who is interested in an actual or proposed transaction or arrangement with the company is to be counted as participating in the decision-making process for quorum and voting purposes.

(3) This paragraph applies when—

(a) the company by ordinary resolution disapplies the provision of the articles which would otherwise prevent a director from being counted as participating in the decision-making process;

(b) the director's interest cannot reasonably be regarded as likely to give rise to a conflict of interest; or

(c) the director's conflict of interest arises from a permitted cause.

(4) For the purposes of this article, the following are permitted causes—

(a) a guarantee given, or to be given, by or to a director in respect of an obligation incurred by or on behalf of the company or any of its subsidiaries;

(b) subscription, or an agreement to subscribe, for securities of the company or any of its subsidiaries, or to underwrite, sub-underwrite, or guarantee subscription for any such securities; and

(c) arrangements pursuant to which benefits are made available to employees and directors or former employees and directors of the company or any of its subsidiaries which do not provide special benefits for directors or former directors.

(5) For the purposes of this article, references to proposed decisions and decision-making processes include any directors' meeting or part of a directors' meeting.

SI 2008/3229	Page 26

(6) Subject to paragraph (7), if a question arises at a meeting of directors or of a committee of directors as to the right of a director to participate in the meeting (or part of the meeting) for voting or quorum purposes, the question may, before the conclusion of the meeting, be referred to the chairman whose ruling in relation to any director other than the chairman is to be final and conclusive.

(7) If any question as to the right to participate in the meeting (or part of the meeting) should arise in respect of the chairman, the question is to be decided by a decision of the directors at that meeting, for which purpose the chairman is not to be counted as participating in the meeting (or that part of the meeting) for voting or quorum purposes.

Law In Force

15. Records of decisions to be kept

The directors must ensure that the company keeps a record, in writing, for at least 10 years from the date of the decision recorded, of every unanimous or majority decision taken by the directors.

Law In Force

16. Directors' discretion to make further rules

Subject to the articles, the directors may make any rule which they think fit about how they take decisions, and about how such rules are to be recorded or communicated to directors.

APPOINTMENT OF DIRECTORS

Law In Force

17.— Methods of appointing directors

(1) Any person who is willing to act as a director, and is permitted by law to do so, may be appointed to be a director—

(a) by ordinary resolution, or

(b) by a decision of the directors.

(2) In any case where, as a result of death, the company has no members and no directors, the personal representatives of the last member to have died have the right, by notice in writing, to appoint a person to be a director.

(3) For the purposes of paragraph (2), where 2 or more members die in circumstances rendering it uncertain who was the last to die, a younger member is deemed to have survived an older member.

Law In Force

18. Termination of director's appointment

A person ceases to be a director as soon as—

(a) that person ceases to be a director by virtue of any provision of the Companies Act 2006 or is prohibited from being a director by law;

(b) a bankruptcy order is made against that person;

(c) a composition is made with that person's creditors generally in satisfaction of that person's debts;

SI 2008/3229	Page 27

(d) a registered medical practitioner who is treating that person gives a written opinion to the company stating that that person has become physically or mentally incapable of acting as a director and may remain so for more than three months;

(e) by reason of that person's mental health, a court makes an order which wholly or partly prevents that person from personally exercising any powers or rights which that person would otherwise have;

(f) notification is received by the company from the director that the director is resigning from office, and such resignation has taken effect in accordance with its terms.

Law In Force

19.— Directors’ remuneration

(1) Directors may undertake any services for the company that the directors decide.

(2) Directors are entitled to such remuneration as the directors determine—

(a) for their services to the company as directors, and

(b) for any other service which they undertake for the company.

(3) Subject to the articles, a director's remuneration may—

(a) take any form, and

(b) include any arrangements in connection with the payment of a pension, allowance or gratuity, or any death, sickness or disability benefits, to or in respect of that director.

(4) Unless the directors decide otherwise, directors' remuneration accrues from day to day.

(5) Unless the directors decide otherwise, directors are not accountable to the company for any remuneration which they receive as directors or other officers or employees of the company's subsidiaries or of any other body corporate in which the company is interested.

Law In Force

20. Directors' expenses

The company may pay any reasonable expenses which the directors properly incur in connection with their attendance at—

(a) meetings of directors or committees of directors,

(b) general meetings, or

(c) separate meetings of the holders of debentures of the company,

or otherwise in connection with the exercise of their powers and the discharge of their responsibilities in relation to the company.

SI 2008/3229	Page 28

PART 3

MEMBERS

BECOMING AND CEASING TO BE A MEMBER

Law In Force

21. Applications for membership

No person shall become a member of the company unless—

(a) that person has completed an application for membership in a form approved by the directors, and

(b) the directors have approved the application.

Law In Force

22.— Termination of membership

(1) A member may withdraw from membership of the company by giving 7 days’ notice to the company in writing.

(2) Membership is not transferable.

(3) A person's membership terminates when that person dies or ceases to exist.

ORGANISATION OF GENERAL MEETINGS

Law In Force

23.— Attendance and speaking at general meetings

(1) A person is able to exercise the right to speak at a general meeting when that person is in a position to communicate to all those attending the meeting, during the meeting, any information or opinions which that person has on the business of the meeting.

(2) A person is able to exercise the right to vote at a general meeting when—

(a) that person is able to vote, during the meeting, on resolutions put to the vote at the meeting, and

(b) that person's vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.

(3) The directors may make whatever arrangements they consider appropriate to enable those attending a general meeting to exercise their rights to speak or vote at it.

(4) In determining attendance at a general meeting, it is immaterial whether any two or more members attending it are in the same place as each other.

(5) Two or more persons who are not in the same place as each other attend a general meeting if their circumstances are such that if they have (or were to have) rights to speak and vote at that meeting, they are (or would be) able to exercise them.

SI 2008/3229	Page 29

Law In Force

24. Quorum for general meetings

No business other than the appointment of the chairman of the meeting is to be transacted at a general meeting if the persons attending it do not constitute a quorum.

Law In Force

25.— Chairing general meetings

(1) If the directors have appointed a chairman, the chairman shall chair general meetings if present and willing to do so.

(2) If the directors have not appointed a chairman, or if the chairman is unwilling to chair the meeting or is not present within ten minutes of the time at which a meeting was due to start—

(a) the directors present, or

(b) (if no directors are present), the meeting,

must appoint a director or member to chair the meeting, and the appointment of the chairman of the meeting must be the first business of the meeting.

(3) The person chairing a meeting in accordance with this article is referred to as “the chairman of the meeting”.

Law In Force

26.— Attendance and speaking by directors and non-members

(1) Directors may attend and speak at general meetings, whether or not they are members.

(2) The chairman of the meeting may permit other persons who are not members of the company to attend and speak at a general meeting.

Law In Force

27.— Adjournment

(1) If the persons attending a general meeting within half an hour of the time at which the meeting was due to start do not constitute a quorum, or if during a meeting a quorum ceases to be present, the chairman of the meeting must adjourn it.

(2) The chairman of the meeting may adjourn a general meeting at which a quorum is present if—

(a) the meeting consents to an adjournment, or

(b) it appears to the chairman of the meeting that an adjournment is necessary to protect the safety of any person attending the meeting or ensure that the business of the meeting is conducted in an orderly manner.

(3) The chairman of the meeting must adjourn a general meeting if directed to do so by the meeting.

(4) When adjourning a general meeting, the chairman of the meeting must—

(a) either specify the time and place to which it is adjourned or state that it is to continue at a time and place to be fixed by the directors, and

(b) have regard to any directions as to the time and place of any adjournment which have been given by the meeting.

SI 2008/3229	Page 30

(5) If the continuation of an adjourned meeting is to take place more than 14 days after it was adjourned, the company must give at least 7 clear days' notice of it (that is, excluding the day of the adjourned meeting and the day on which the notice is given)—

(a) to the same persons to whom notice of the company's general meetings is required to be given, and

(b) containing the same information which such notice is required to contain.

(6) No business may be transacted at an adjourned general meeting which could not properly have been transacted at the meeting if the adjournment had not taken place.

VOTING AT GENERAL MEETINGS

Law In Force

28. Voting: general

A resolution put to the vote of a general meeting must be decided on a show of hands unless a poll is duly demanded in accordance with the articles.

Law In Force

29.— Errors and disputes

(1) No objection may be raised to the qualification of any person voting at a general meeting except at the meeting or adjourned meeting at which the vote objected to is tendered, and every vote not disallowed at the meeting is valid.

(2) Any such objection must be referred to the chairman of the meeting whose decision is final.

Law In Force

30.— Poll votes

(1) A poll on a resolution may be demanded—

(a) in advance of the general meeting where it is to be put to the vote, or

(b) at a general meeting, either before a show of hands on that resolution or immediately after the result of a show of hands on that resolution is declared.

(2) A poll may be demanded by—

(a) the chairman of the meeting;

(b) the directors;

(c) two or more persons having the right to vote on the resolution; or

(d) a person or persons representing not less than one tenth of the total voting rights of all the members having the right to vote on the resolution.

(3) A demand for a poll may be withdrawn if—

(a) the poll has not yet been taken, and

(b) the chairman of the meeting consents to the withdrawal.

(4) Polls must be taken immediately and in such manner as the chairman of the meeting directs.

SI 2008/3229	Page 31

Law In Force

31.— Content of proxy notices

(1) Proxies may only validly be appointed by a notice in writing (a “proxy notice”) which—

(a) states the name and address of the member appointing the proxy;

(b) identifies the person appointed to be that member's proxy and the general meeting in relation to which that person is appointed;

(c) is signed by or on behalf of the member appointing the proxy, or is authenticated in such manner as the directors may determine; and

(d) is delivered to the company in accordance with the articles and any instructions contained in the notice of the general meeting to which they relate.

(2) The company may require proxy notices to be delivered in a particular form, and may specify different forms for different purposes.

(3) Proxy notices may specify how the proxy appointed under them is to vote (or that the proxy is to abstain from voting) on one or more resolutions.

(4) Unless a proxy notice indicates otherwise, it must be treated as—

(a) allowing the person appointed under it as a proxy discretion as to how to vote on any ancillary or procedural resolutions put to the meeting, and

(b) appointing that person as a proxy in relation to any adjournment of the general meeting to which it relates as well as the meeting itself.

Law In Force

32.— Delivery of proxy notices

(1) A person who is entitled to attend, speak or vote (either on a show of hands or on a poll) at a general meeting remains so entitled in respect of that meeting or any adjournment of it, even though a valid proxy notice has been delivered to the company by or on behalf of that person.

(2) An appointment under a proxy notice may be revoked by delivering to the company a notice in writing given by or on behalf of the person by whom or on whose behalf the proxy notice was given.

(3) A notice revoking a proxy appointment only takes effect if it is delivered before the start of the meeting or adjourned meeting to which it relates.

(4) If a proxy notice is not executed by the person appointing the proxy, it must be accompanied by written evidence of the authority of the person who executed it to execute it on the appointor's behalf.

Law In Force

33.— Amendments to resolutions

(1) An ordinary resolution to be proposed at a general meeting may be amended by ordinary resolution if—

(a) notice of the proposed amendment is given to the company in writing by a person entitled to vote at the general meeting at which it is to be proposed not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), and

SI 2008/3229	Page 32

(b) the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

(2) A special resolution to be proposed at a general meeting may be amended by ordinary resolution, if—

(a) the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b) the amendment does not go beyond what is necessary to correct a grammatical or other non-substantive error in the resolution.

(3) If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman's error does not invalidate the vote on that resolution.

PART 4

ADMINISTRATIVE ARRANGEMENTS

Law In Force

34.— Means of communication to be used

(1) Subject to the articles, anything sent or supplied by or to the company under the articles may be sent or supplied in any way in which the Companies Act 2006 provides for documents or information which are authorised or required by any provision of that Act to be sent or supplied by or to the company.

(2) Subject to the articles, any notice or document to be sent or supplied to a director in connection with the taking of decisions by directors may also be sent or supplied by the means by which that director has asked to be sent or supplied with such notices or documents for the time being.

(3) A director may agree with the company that notices or documents sent to that director in a particular way are to be deemed to have been received within a specified time of their being sent, and for the specified time to be less than 48 hours.

Law In Force

35.— Company seals

(1) Any common seal may only be used by the authority of the directors.

(2) The directors may decide by what means and in what form any common seal is to be used.

(3) Unless otherwise decided by the directors, if the company has a common seal and it is affixed to a document, the document must also be signed by at least one authorised person in the presence of a witness who attests the signature.

(4) For the purposes of this article, an authorised person is—

(a) any director of the company;

(b) the company secretary (if any); or

(c) any person authorised by the directors for the purpose of signing documents to which the common seal is applied.

SI 2008/3229	Page 33

Law In Force

36. No right to inspect accounts and other records

Except as provided by law or authorised by the directors or an ordinary resolution of the company, no person is entitled to inspect any of the company's accounting or other records or documents merely by virtue of being a member.

Law In Force

37. Provision for employees on cessation of business

The directors may decide to make provision for the benefit of persons employed or formerly employed by the company or any of its subsidiaries (other than a director or former director or shadow director) in connection with the cessation or transfer to any person of the whole or part of the undertaking of the company or that subsidiary.

DIRECTORS’ INDEMNITY AND INSURANCE

Law In Force

38.— Indemnity

(1) Subject to paragraph (2), a relevant director of the company or an associated company may be indemnified out of the company's assets against—

(a) any liability incurred by that director in connection with any negligence, default, breach of duty or breach of trust in relation to the company or an associated company,

(b) any liability incurred by that director in connection with the activities of the company or an associated company in its capacity as a trustee of an occupational pension scheme (as defined in section 235(6) of the Companies Act 2006),

(c) any other liability incurred by that director as an officer of the company or an associated company.

(2) This article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts or by any other provision of law.

(3) In this article—

(a) companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate, and

(b) a “relevant director” means any director or former director of the company or an associated company.

Law In Force

39.— Insurance

(1) The directors may decide to purchase and maintain insurance, at the expense of the company, for the benefit of any relevant director in respect of any relevant loss.

(2) In this article—

(a) a “relevant director” means any director or former director of the company or an associated company,

SI 2008/3229	Page 34

(b) a “relevant loss” means any loss or liability which has been or may be incurred by a relevant director in connection with that director's duties or powers in relation to the company, any associated company or any pension fund or employees' share scheme of the company or associated company, and

(c) companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate.

Commencement

Sch. 2 para. 1: October 1, 2009

Extent

Sch. 2 para. 1: United Kingdom

SCHEDULE 3

MODEL ARTICLES FOR PUBLIC COMPANIES

Regulation 4

Law In Force

PART 1

INTERPRETATION AND LIMITATION OF LIABILITY

Law In Force

1. Defined terms

In the articles, unless the context requires otherwise—

“alternate” or “alternate director”has the meaning given in article 25;

“appointor”has the meaning given in article 25;

“articles” means the company's articles of association;

“bankruptcy”includes individual insolvency proceedings in a jurisdiction other than England and Wales or Northern Ireland which have an effect similar to that of bankruptcy;

“call”has the meaning given in article 54;

“call notice”has the meaning given in article 54;

“certificate” means a paper certificate (other than a share warrant) evidencing a person's title to specified shares or other securities;

“certificated” in relation to a share, means that it is not an uncertificated share or a share in respect of which a share warrant has been issued and is current;

“chairman”has the meaning given in article 12;

“chairman of the meeting”has the meaning given in article 31;

“Companies Acts” means the Companies Acts (as defined in section 2 of the Companies Act 2006), in so far as they apply to the company;

“company's lien”has the meaning given in article 52;

SI 2008/3229	Page 35

“director” means a director of the company, and includes any person occupying the position of director, by whatever name called;

“distribution recipient”has the meaning given in article 72;

“document”includes, unless otherwise specified, any document sent or supplied in electronic form;

“electronic form”has the meaning given in section 1168 of the Companies Act 2006;

“fully paid” in relation to a share, means that the nominal value and any premium to be paid to the company in respect of that share have been paid to the company;

“hard copy form”has the meaning given in section 1168 of the Companies Act 2006;

“holder” in relation to shares means the person whose name is entered in the register of members as the holder of the shares, or, in the case of a share in respect of which a share warrant has been issued (and not cancelled), the person in possession of that warrant;

“instrument” means a document in hard copy form;

“lien enforcement notice”has the meaning given in article 53;

“member”has the meaning given in section 112 of the Companies Act 2006;

“ordinary resolution”has the meaning given in section 282 of the Companies Act 2006;

“paid” means paid or credited as paid;

“participate”, in relation to a directors' meeting, has the meaning given in article 9;

“partly paid” in relation to a share means that part of that share's nominal value or any premium at which it was issued has not been paid to the company;

“proxy notice”has the meaning given in article 38;

“securities seal”has the meaning given in article 47;

“shares” means shares in the company;

“special resolution”has the meaning given in section 283 of the Companies Act 2006;

“subsidiary”has the meaning given in section 1159 of the Companies Act 2006;

“transmittee” means a person entitled to a share by reason of the death or bankruptcy of a shareholder or otherwise by operation of law;

“uncertificated” in relation to a share means that, by virtue of legislation (other than section 778 of the Companies Act 2006) permitting title to shares to be evidenced and transferred without a certificate, title to that share is evidenced and may be transferred without a certificate; and

“writing” means the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether sent or supplied in electronic form or otherwise.

Unless the context otherwise requires, other words or expressions contained in these articles bear the same meaning as in the Companies Act 2006 as in force on the date when these articles become binding on the company.

Law In Force

2. Liability of members

The liability of the members is limited to the amount, if any, unpaid on the shares held by them.

SI 2008/3229	Page 36

PART 2

DIRECTORS

DIRECTORS’ POWERS AND RESPONSIBILITIES

Law In Force

3. Directors’ general authority

Subject to the articles, the directors are responsible for the management of the company’s business, for which purpose they may exercise all the powers of the company.

Law In Force

4.— Members’ reserve power

(1) The members may, by special resolution, direct the directors to take, or refrain from taking, specified action.

(2) No such special resolution invalidates anything which the directors have done before the passing of the resolution.

Law In Force

5.— Directors may delegate

(1) Subject to the articles, the directors may delegate any of the powers which are conferred on them under the articles—

(a) to such person or committee;

(b) by such means (including by power of attorney);

(c) to such an extent;

(d) in relation to such matters or territories; and

(e) on such terms and conditions;

as they think fit.

(2) If the directors so specify, any such delegation may authorise further delegation of the directors’ powers by any person to whom they are delegated.

(3) The directors may revoke any delegation in whole or part, or alter its terms and conditions.

Law In Force

6.— Committees

(1) Committees to which the directors delegate any of their powers must follow procedures which are based as far as they are applicable on those provisions of the articles which govern the taking of decisions by directors.

(2) The directors may make rules of procedure for all or any committees, which prevail over rules derived from the articles if they are not consistent with them.

SI 2008/3229	Page 37

DECISION-MAKING BY DIRECTORS

Law In Force

7. Directors to take decisions collectively

Decisions of the directors may be taken—

(a) at a directors’ meeting, or

(b) in the form of a directors’ written resolution.

Law In Force

8.— Calling a directors’ meeting

(1) Any director may call a directors’ meeting.

(2) The company secretary must call a directors’ meeting if a director so requests.

(3) A directors’ meeting is called by giving notice of the meeting to the directors.

(4) Notice of any directors’ meeting must indicate—

(a) its proposed date and time;

(b) where it is to take place; and

(c) if it is anticipated that directors participating in the meeting will not be in the same place, how it is proposed that they should communicate with each other during the meeting.

(5) Notice of a directors’ meeting must be given to each director, but need not be in writing.

(6) Notice of a directors’ meeting need not be given to directors who waive their entitlement to notice of that meeting, by giving notice to that effect to the company not more than 7 days after the date on which the meeting is held. Where such notice is given after the meeting has been held, that does not affect the validity of the meeting, or of any business conducted at it.

Law In Force

9.— Participation in directors’ meetings

(1) Subject to the articles, directors participate in a directors’ meeting, or part of a directors’ meeting, when—

(a) the meeting has been called and takes place in accordance with the articles, and

(b) they can each communicate to the others any information or opinions they have on any particular item of the business of the meeting.

(2) In determining whether directors are participating in a directors’ meeting, it is irrelevant where any director is or how they communicate with each other.

(3) If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Law In Force

10.— Quorum for directors’ meetings

(1) At a directors’ meeting, unless a quorum is participating, no proposal is to be voted on, except a proposal to call another meeting.

SI 2008/3229	Page 38

(2) The quorum for directors’ meetings may be fixed from time to time by a decision of the directors, but it must never be less than two, and unless otherwise fixed it is two.

Law In Force

11.— Meetings where total number of directors less than quorum

(1) This article applies where the total number of directors for the time being is less than the quorum for directors’ meetings.

(2) If there is only one director, that director may appoint sufficient directors to make up a quorum or call a general meeting to do so.

(3) If there is more than one director—

(a) a directors’ meeting may take place, if it is called in accordance with the articles and at least two directors participate in it, with a view to appointing sufficient directors to make up a quorum or calling a general meeting to do so, and

(b) if a directors’ meeting is called but only one director attends at the appointed date and time to participate in it, that director may appoint sufficient directors to make up a quorum or call a general meeting to do so.

Law In Force

12.— Chairing directors’ meetings

(1) The directors may appoint a director to chair their meetings.

(2) The person so appointed for the time being is known as the chairman.

(3) The directors may appoint other directors as deputy or assistant chairmen to chair directors’ meetings in the chairman’s absence.

(4) The directors may terminate the appointment of the chairman, deputy or assistant chairman at any time.

(5) If neither the chairman nor any director appointed generally to chair directors’ meetings in the chairman’s absence is participating in a meeting within ten minutes of the time at which it was to start, the participating directors must appoint one of themselves to chair it.

Law In Force

13.— Voting at directors’ meetings: general rules

(1) Subject to the articles, a decision is taken at a directors’ meeting by a majority of the votes of the participating directors.

(2) Subject to the articles, each director participating in a directors’ meeting has one vote.

(3) Subject to the articles, if a director has an interest in an actual or proposed transaction or arrangement with the company—

(a) that director and that director’s alternate may not vote on any proposal relating to it, but

(b) this does not preclude the alternate from voting in relation to that transaction or arrangement on behalf of another appointor who does not have such an interest.

SI 2008/3229	Page 39

Law In Force

14.— Chairman’s casting vote at directors’ meetings

(1) If the numbers of votes for and against a proposal are equal, the chairman or other director chairing the meeting has a casting vote.

(2) But this does not apply if, in accordance with the articles, the chairman or other director is not to be counted as participating in the decision-making process for quorum or voting purposes.

Law In Force

15. Alternates voting at directors’ meetings

A director who is also an alternate director has an additional vote on behalf of each appointor who is—

(a) not participating in a directors’ meeting, and

(b) would have been entitled to vote if they were participating in it.

Law In Force

16.— Conflicts of interest

(1) If a directors’ meeting, or part of a directors’ meeting, is concerned with an actual or proposed transaction or arrangement with the company in which a director is interested, that director is not to be counted as participating in that meeting, or part of a meeting, for quorum or voting purposes.

(2) But if paragraph (3) applies, a director who is interested in an actual or proposed transaction or arrangement with the company is to be counted as participating in a decision at a directors’ meeting, or part of a directors’ meeting, relating to it for quorum and voting purposes.

(3) This paragraph applies when—

(a) the company by ordinary resolution disapplies the provision of the articles which would otherwise prevent a director from being counted as participating in, or voting at, a directors’ meeting;

(b) the director’s interest cannot reasonably be regarded as likely to give rise to a conflict of interest; or

(c) the director’s conflict of interest arises from a permitted cause.

(4) For the purposes of this article, the following are permitted causes—

(a) a guarantee given, or to be given, by or to a director in respect of an obligation incurred by or on behalf of the company or any of its subsidiaries;

(b) subscription, or an agreement to subscribe, for shares or other securities of the company or any of its subsidiaries, or to underwrite, sub-underwrite, or guarantee subscription for any such shares or securities; and

(c) arrangements pursuant to which benefits are made available to employees and directors or former employees and directors of the company or any of its subsidiaries which do not provide special benefits for directors or former directors.

(5) Subject to paragraph (6), if a question arises at a meeting of directors or of a committee of directors as to the right of a director to participate in the meeting (or part of the meeting) for voting or quorum purposes, the question may, before the conclusion of the meeting, be referred to the chairman whose ruling in relation to any director other than the chairman is to be final and conclusive.

SI 2008/3229	Page 40

(6) If any question as to the right to participate in the meeting (or part of the meeting) should arise in respect of the chairman, the question is to be decided by a decision of the directors at that meeting, for which purpose the chairman is not to be counted as participating in the meeting (or that part of the meeting) for voting or quorum purposes.

Law In Force

17.— Proposing directors’ written resolutions

(1) Any director may propose a directors’ written resolution.

(2) The company secretary must propose a directors’ written resolution if a director so requests.

(3) A directors’ written resolution is proposed by giving notice of the proposed resolution to the directors.

(4) Notice of a proposed directors’ written resolution must indicate—

(a) the proposed resolution, and

(b) the time by which it is proposed that the directors should adopt it.

(5) Notice of a proposed directors’ written resolution must be given in writing to each director.

(6) Any decision which a person giving notice of a proposed directors’ written resolution takes regarding the process of adopting that resolution must be taken reasonably in good faith.

Law In Force

18.— Adoption of directors’ written resolutions

(1) A proposed directors’ written resolution is adopted when all the directors who would have been entitled to vote on the resolution at a directors’ meeting have signed one or more copies of it, provided that those directors would have formed a quorum at such a meeting.

(2) It is immaterial whether any director signs the resolution before or after the time by which the notice proposed that it should be adopted.

(3) Once a directors’ written resolution has been adopted, it must be treated as if it had been a decision taken at a directors’ meeting in accordance with the articles.

(4) The company secretary must ensure that the company keeps a record, in writing, of all directors’ written resolutions for at least ten years from the date of their adoption.

Law In Force

19. Directors’ discretion to make further rules

Subject to the articles, the directors may make any rule which they think fit about how they take decisions, and about how such rules are to be recorded or communicated to directors.

SI 2008/3229	Page 41

APPOINTMENT OF DIRECTORS

Law In Force

20. Methods of appointing directors

Any person who is willing to act as a director, and is permitted by law to do so, may be appointed to be a director—

(a) by ordinary resolution, or

(b) by a decision of the directors.

Law In Force

21.— Retirement of directors by rotation

(1) At the first annual general meeting all the directors must retire from office.

(2) At every subsequent annual general meeting any directors—

(a) who have been appointed by the directors since the last annual general meeting, or

(b) who were not appointed or reappointed at one of the preceding two annual general meetings,

must retire from office and may offer themselves for reappointment by the members.

Law In Force

22. Termination of director’s appointment

A person ceases to be a director as soon as—

(a) that person ceases to be a director by virtue of any provision of the Companies Act 2006 or is prohibited from being a director by law;

(b) a bankruptcy order is made against that person;

(c) a composition is made with that person’s creditors generally in satisfaction of that person’s debts;

(d) a registered medical practitioner who is treating that person gives a written opinion to the company stating that that person has become physically or mentally incapable of acting as a director and may remain so for more than three months;

(e) by reason of that person’s mental health, a court makes an order which wholly or partly prevents that person from personally exercising any powers or rights which that person would otherwise have;

(f) notification is received by the company from the director that the director is resigning from office as director, and such resignation has taken effect in accordance with its terms.

Law In Force

23.— Directors’ remuneration

(1) Directors may undertake any services for the company that the directors decide.

(2) Directors are entitled to such remuneration as the directors determine—

(a) for their services to the company as directors, and

(b) for any other service which they undertake for the company.

(3) Subject to the articles, a director’s remuneration may—

SI 2008/3229	Page 42

(a) take any form, and

(b) include any arrangements in connection with the payment of a pension, allowance or gratuity, or any death, sickness or disability benefits, to or in respect of that director.

(4) Unless the directors decide otherwise, directors’ remuneration accrues from day to day.

(5) Unless the directors decide otherwise, directors are not accountable to the company for any remuneration which they receive as directors or other officers or employees of the company’s subsidiaries or of any other body corporate in which the company is interested.

Law In Force

24. Directors’ expenses

The company may pay any reasonable expenses which the directors properly incur in connection with their attendance at—

(a) meetings of directors or committees of directors,

(b) general meetings, or

(c) separate meetings of the holders of any class of shares or of debentures of the company,

or otherwise in connection with the exercise of their powers and the discharge of their responsibilities in relation to the company.

ALTERNATE DIRECTORS

Law In Force

25.— Appointment and removal of alternates

(1) Any director (the “appointor”) may appoint as an alternate any other director, or any other person approved by resolution of the directors, to—

(a) exercise that director’s powers, and

(b) carry out that director’s responsibilities,

in relation to the taking of decisions by the directors in the absence of the alternate’s appointor.

(2) Any appointment or removal of an alternate must be effected by notice in writing to the company signed by the appointor, or in any other manner approved by the directors.

(3) The notice must—

(a) identify the proposed alternate, and

(b) in the case of a notice of appointment, contain a statement signed by the proposed alternate that the proposed alternate is willing to act as the alternate of the director giving the notice.

Law In Force

26.— Rights and responsibilities of alternate directors

(1) An alternate director has the same rights, in relation to any directors’ meeting or directors’ written resolution, as the alternate’s appointor.

(2) Except as the articles specify otherwise, alternate directors—

(a) are deemed for all purposes to be directors;

SI 2008/3229	Page 43

(b) are liable for their own acts and omissions;

(c) are subject to the same restrictions as their appointors; and

(d) are not deemed to be agents of or for their appointors.

(3) A person who is an alternate director but not a director—

(a) may be counted as participating for the purposes of determining whether a quorum is participating (but only if that person’s appointor is not participating), and

(b) may sign a written resolution (but only if it is not signed or to be signed by that person’s appointor).

No alternate may be counted as more than one director for such purposes.

(4) An alternate director is not entitled to receive any remuneration from the company for serving as an alternate director except such part of the alternate’s appointor’s remuneration as the appointor may direct by notice in writing made to the company.

Law In Force

27. Termination of alternate directorship

An alternate director’s appointment as an alternate terminates—

(a) when the alternate’s appointor revokes the appointment by notice to the company in writing specifying when it is to terminate;

(b) on the occurrence in relation to the alternate of any event which, if it occurred in relation to the alternate’s appointor, would result in the termination of the appointor’s appointment as a director;

(c) on the death of the alternate’s appointor; or

(d) when the alternate’s appointor’s appointment as a director terminates, except that an alternate’s appointment as an alternate does not terminate when the appointor retires by rotation at a general meeting and is then re-appointed as a director at the same general meeting.

PART 3

DECISION-MAKING BY MEMBERS

ORGANISATION OF GENERAL MEETINGS

Law In Force

28. Members can call general meeting if not enough directors

If—

(a) the company has fewer than two directors, and

(b) the director (if any) is unable or unwilling to appoint sufficient directors to make up a quorum or to call a general meeting to do so,

then two or more members may call a general meeting (or instruct the company secretary to do so) for the purpose of appointing one or more directors.

SI 2008/3229	Page 44

Law In Force

29.— Attendance and speaking at general meetings

(1) A person is able to exercise the right to speak at a general meeting when that person is in a position to communicate to all those attending the meeting, during the meeting, any information or opinions which that person has on the business of the meeting.

(2) A person is able to exercise the right to vote at a general meeting when—

(a) that person is able to vote, during the meeting, on resolutions put to the vote at the meeting, and

(b) that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.

(3) The directors may make whatever arrangements they consider appropriate to enable those attending a general meeting to exercise their rights to speak or vote at it.

(4) In determining attendance at a general meeting, it is immaterial whether any two or more members attending it are in the same place as each other.

(5) Two or more persons who are not in the same place as each other attend a general meeting if their circumstances are such that if they have (or were to have) rights to speak and vote at that meeting, they are (or would be) able to exercise them.

Law In Force

30. Quorum for general meetings

No business other than the appointment of the chairman of the meeting is to be transacted at a general meeting if the persons attending it do not constitute a quorum.

Law In Force

31.— Chairing general meetings

(1) If the directors have appointed a chairman, the chairman shall chair general meetings if present and willing to do so.

(2) If the directors have not appointed a chairman, or if the chairman is unwilling to chair the meeting or is not present within ten minutes of the time at which a meeting was due to start—

(a) the directors present, or

(b) (if no directors are present), the meeting, must appoint a director or member to chair the meeting, and the appointment of the chairman of the meeting must be the first business of the meeting.

(3) The person chairing a meeting in accordance with this article is referred to as “the chairman of the meeting”.

Law In Force

32.— Attendance and speaking by directors and non-members

(1) Directors may attend and speak at general meetings, whether or not they are members.

(2) The chairman of the meeting may permit other persons who are not—

SI 2008/3229	Page 45

(a) members of the company, or

(b) otherwise entitled to exercise the rights of members in relation to general meetings,

to attend and speak at a general meeting.

Law In Force

33.— Adjournment

(1) If the persons attending a general meeting within half an hour of the time at which the meeting was due to start do not constitute a quorum, or if during a meeting a quorum ceases to be present, the chairman of the meeting must adjourn it.

(2) The chairman of the meeting may adjourn a general meeting at which a quorum is present if—

(a) the meeting consents to an adjournment, or

(b) it appears to the chairman of the meeting that an adjournment is necessary to protect the safety of any person attending the meeting or ensure that the business of the meeting is conducted in an orderly manner.

(3) The chairman of the meeting must adjourn a general meeting if directed to do so by the meeting.

(4) When adjourning a general meeting, the chairman of the meeting must—

(a) either specify the time and place to which it is adjourned or state that it is to continue at a time and place to be fixed by the directors, and

(b) have regard to any directions as to the time and place of any adjournment which have been given by the meeting.

(5) If the continuation of an adjourned meeting is to take place more than 14 days after it was adjourned, the company must give at least 7 clear days’ notice of it (that is, excluding the day of the adjourned meeting and the day on which the notice is given)—

(a) to the same persons to whom notice of the company’s general meetings is required to be given, and

(b) containing the same information which such notice is required to contain.

(6) No business may be transacted at an adjourned general meeting which could not properly have been transacted at the meeting if the adjournment had not taken place.

VOTING AT GENERAL MEETINGS

Law In Force

34. Voting: general

A resolution put to the vote of a general meeting must be decided on a show of hands unless a poll is duly demanded in accordance with the articles.

Law In Force

35.— Errors and disputes

(1) No objection may be raised to the qualification of any person voting at a general meeting except at the meeting or adjourned meeting at which the vote objected to is tendered, and every vote not disallowed at the meeting is valid.

SI 2008/3229	Page 46

(2) Any such objection must be referred to the chairman of the meeting whose decision is final.

 Law In Force

36.— Demanding a poll

(1) A poll on a resolution may be demanded—

(a) in advance of the general meeting where it is to be put to the vote, or

(b) at a general meeting, either before a show of hands on that resolution or immediately after the result of a show of hands on that resolution is declared.

(2) A poll may be demanded by—

(a) the chairman of the meeting;

(b) the directors;

(c) two or more persons having the right to vote on the resolution; or

(d) a person or persons representing not less than one tenth of the total voting rights of all the members having the right to vote on the resolution.

(3) A demand for a poll may be withdrawn if—

(a) the poll has not yet been taken, and

(b) the chairman of the meeting consents to the withdrawal.

 Law In Force

37.— Procedure on a poll

(1) Subject to the articles, polls at general meetings must be taken when, where and in such manner as the chairman of the meeting directs.

(2) The chairman of the meeting may appoint scrutineers (who need not be members) and decide how and when the result of the poll is to be declared.

(3) The result of a poll shall be the decision of the meeting in respect of the resolution on which the poll was demanded.

(4) A poll on—

(a) the election of the chairman of the meeting, or

(b) a question of adjournment,

must be taken immediately.

(5) Other polls must be taken within 30 days of their being demanded.

(6) A demand for a poll does not prevent a general meeting from continuing, except as regards the question on which the poll was demanded.

(7) No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded.

(8) In any other case, at least 7 days’ notice must be given specifying the time and place at which the poll is to be taken.

SI 2008/3229	Page 47

 Law In Force

38.— Content of proxy notices

(1) Proxies may only validly be appointed by a notice in writing (a “proxy notice”) which—

(a) states the name and address of the member appointing the proxy;

(b) identifies the person appointed to be that member’s proxy and the general meeting in relation to which that person is appointed;

(c) is signed by or on behalf of the member appointing the proxy, or is authenticated in such manner as the directors may determine; and

(d) is delivered to the company in accordance with the articles and any instructions contained in the notice of the general meeting to which they relate.

(2) The company may require proxy notices to be delivered in a particular form, and may specify different forms for different purposes.

(3) Proxy notices may specify how the proxy appointed under them is to vote (or that the proxy is to abstain from voting) on one or more resolutions.

(4) Unless a proxy notice indicates otherwise, it must be treated as—

(a) allowing the person appointed under it as a proxy discretion as to how to vote on any ancillary or procedural resolutions put to the meeting, and

(b) appointing that person as a proxy in relation to any adjournment of the general meeting to which it relates as well as the meeting itself.

 Law In Force

39.— Delivery of proxy notices

(1) Any notice of a general meeting must specify the address or addresses (“proxy notification address”) at which the company or its agents will receive proxy notices relating to that meeting, or any adjournment of it, delivered in hard copy or electronic form.

(2) A person who is entitled to attend, speak or vote (either on a show of hands or on a poll) at a general meeting remains so entitled in respect of that meeting or any adjournment of it, even though a valid proxy notice has been delivered to the company by or on behalf of that person.

(3) Subject to paragraphs (4) and (5), a proxy notice must be delivered to a proxy notification address not less than 48 hours before the general meeting or adjourned meeting to which it relates.

(4) In the case of a poll taken more than 48 hours after it is demanded, the notice must be delivered to a proxy notification address not less than 24 hours before the time appointed for the taking of the poll.

(5) In the case of a poll not taken during the meeting but taken not more than 48 hours after it was demanded, the proxy notice must be delivered—

(a) in accordance with paragraph (3), or

(b) at the meeting at which the poll was demanded to the chairman, secretary or any director.

(6) An appointment under a proxy notice may be revoked by delivering a notice in writing given by or on behalf of the person by whom or on whose behalf the proxy notice was given to a proxy notification address.

(7) A notice revoking a proxy appointment only takes effect if it is delivered before—

(a) the start of the meeting or adjourned meeting to which it relates, or

SI 2008/3229	Page 48

(b) (in the case of a poll not taken on the same day as the meeting or adjourned meeting) the time appointed for taking the poll to which it relates.

(8) If a proxy notice is not signed by the person appointing the proxy, it must be accompanied by written evidence of the authority of the person who executed it to execute it on the appointor’s behalf.

 Law In Force

40.— Amendments to resolutions

(1) An ordinary resolution to be proposed at a general meeting may be amended by ordinary resolution if—

(a) notice of the proposed amendment is given to the company secretary in writing by a person entitled to vote at the general meeting at which it is to be proposed not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), and

(b) the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

(2) A special resolution to be proposed at a general meeting may be amended by ordinary resolution, if—

(a) the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b) the amendment does not go beyond what is necessary to correct a grammatical or other non-substantive error in the resolution.

(3) If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

RESTRICTIONS ON MEMBERS’ RIGHTS

 Law In Force

41. No voting of shares on which money owed to company

No voting rights attached to a share may be exercised at any general meeting, at any adjournment of it, or on any poll called at or in relation to it, unless all amounts payable to the company in respect of that share have been paid.

APPLICATION OF RULES TO CLASS MEETINGS

 Law In Force

42. Class meetings

The provisions of the articles relating to general meetings apply, with any necessary modifications, to meetings of the holders of any class of shares.

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PART 4

SHARES AND DISTRIBUTIONS

ISSUE OF SHARES

 Law In Force

43.— Powers to issue different classes of share

(1) Subject to the articles, but without prejudice to the rights attached to any existing share, the company may issue shares with such rights or restrictions as may be determined by ordinary resolution.

(2) The company may issue shares which are to be redeemed, or are liable to be redeemed at the option of the company or the holder, and the directors may determine the terms, conditions and manner of redemption of any such shares.

 Law In Force

44.— Payment of commissions on subscription for shares

(1) The company may pay any person a commission in consideration for that person—

(a) subscribing, or agreeing to subscribe, for shares, or

(b) procuring, or agreeing to procure, subscriptions for shares.

(2) Any such commission may be paid—

(a) in cash, or in fully paid or partly paid shares or other securities, or partly in one way and partly in the other, and

(b) in respect of a conditional or an absolute subscription.

INTERESTS IN SHARES

 Law In Force

45. Company not bound by less than absolute interests

Except as required by law, no person is to be recognised by the company as holding any share upon any trust, and except as otherwise required by law or the articles, the company is not in any way to be bound by or recognise any interest in a share other than the holder’s absolute ownership of it and all the rights attaching to it.

SHARE CERTIFICATES

 Law In Force

46.— Certificates to be issued except in certain cases

(1) The company must issue each member with one or more certificates in respect of the shares which that member holds.

SI 2008/3229	Page 50

(2) This article does not apply to—

(a) uncertificated shares;

(b) shares in respect of which a share warrant has been issued; or

(c) shares in respect of which the Companies Acts permit the company not to issue a certificate.

(3) Except as otherwise specified in the articles, all certificates must be issued free of charge.

(4) No certificate may be issued in respect of shares of more than one class.

(5) If more than one person holds a share, only one certificate may be issued in respect of it.

 Law In Force

47.— Contents and execution of share certificates

(1) Every certificate must specify—

(a) in respect of how many shares, of what class, it is issued;

(b) the nominal value of those shares;

(c) the amount paid up on them; and

(d) any distinguishing numbers assigned to them.

(2) Certificates must—

(a) have affixed to them the company’s common seal or an official seal which is a facsimile of the company’s common seal with the addition on its face of the word “Securities” (a “securities seal”), or

(b) be otherwise executed in accordance with the Companies Acts.

 Law In Force

48.— Consolidated share certificates

(1) When a member’s holding of shares of a particular class increases, the company may issue that member with—

(a) a single, consolidated certificate in respect of all the shares of a particular class which that member holds, or

(b) a separate certificate in respect of only those shares by which that member’s holding has increased.

(2) When a member’s holding of shares of a particular class is reduced, the company must ensure that the member is issued with one or more certificates in respect of the number of shares held by the member after that reduction. But the company need not (in the absence of a request from the member) issue any new certificate if—

(a) all the shares which the member no longer holds as a result of the reduction, and

(b) none of the shares which the member retains following the reduction,

were, immediately before the reduction, represented by the same certificate.

(3) A member may request the company, in writing, to replace—

(a) the member’s separate certificates with a consolidated certificate, or

(b) the member’s consolidated certificate with two or more separate certificates representing such proportion of the shares as the member may specify.

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(4) When the company complies with such a request it may charge such reasonable fee as the directors may decide for doing so.

(5) A consolidated certificate must not be issued unless any certificates which it is to replace have first been returned to the company for cancellation.

 Law In Force

49.— Replacement share certificates

(1) If a certificate issued in respect of a member’s shares is—

(a) damaged or defaced, or

(b) said to be lost, stolen or destroyed,

that member is entitled to be issued with a replacement certificate in respect of the same shares.

(2) A member exercising the right to be issued with such a replacement certificate—

(a) may at the same time exercise the right to be issued with a single certificate or separate certificates;

(b) must return the certificate which is to be replaced to the company if it is damaged or defaced; and

(c) must comply with such conditions as to evidence, indemnity and the payment of a reasonable fee as the directors decide.

SHARES NOT HELD IN CERTIFICATED FORM

 Law In Force

50.— Uncertificated shares

(1) In this article, “the relevant rules” means—

(a) any applicable provision of the Companies Acts about the holding, evidencing of title to, or transfer of shares other than in certificated form, and

(b) any applicable legislation, rules or other arrangements made under or by virtue of such provision.

(2) The provisions of this article have effect subject to the relevant rules.

(3) Any provision of the articles which is inconsistent with the relevant rules must be disregarded, to the extent that it is inconsistent, whenever the relevant rules apply.

(4) Any share or class of shares of the company may be issued or held on such terms, or in such a way, that—

(a) title to it or them is not, or must not be, evidenced by a certificate, or

(b) it or they may or must be transferred wholly or partly without a certificate.

(5) The directors have power to take such steps as they think fit in relation to—

(a) the evidencing of and transfer of title to uncertificated shares (including in connection with the issue of such shares);

(b) any records relating to the holding of uncertificated shares;

(c) the conversion of certificated shares into uncertificated shares; or

(d) the conversion of uncertificated shares into certificated shares.

SI 2008/3229	Page 52

(6) The company may by notice to the holder of a share require that share—

(a) if it is uncertificated, to be converted into certificated form, and

(b) if it is certificated, to be converted into uncertificated form,

to enable it to be dealt with in accordance with the articles.

(7) If—

(a) the articles give the directors power to take action, or require other persons to take action, in order to sell, transfer or otherwise dispose of shares, and

(b) uncertificated shares are subject to that power, but the power is expressed in terms which assume the use of a certificate or other written instrument,

the directors may take such action as is necessary or expedient to achieve the same results when exercising that power in relation to uncertificated shares.

(8) In particular, the directors may take such action as they consider appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of an uncertificated share or otherwise to enforce a lien in respect of it.

(9) Unless the directors otherwise determine, shares which a member holds in uncertificated form must be treated as separate holdings from any shares which that member holds in certificated form.

(10) A class of shares must not be treated as two classes simply because some shares of that class are held in certificated form and others are held in uncertificated form.

 Law In Force

51.— Share warrants

(1) The directors may issue a share warrant in respect of any fully paid share.

(2) Share warrants must be—

(a) issued in such form, and

(b) executed in such manner,

as the directors decide.

(3) A share represented by a share warrant may be transferred by delivery of the warrant representing it.

(4) The directors may make provision for the payment of dividends in respect of any share represented by a share warrant.

(5) Subject to the articles, the directors may decide the conditions on which any share warrant is issued. In particular, they may—

(a) decide the conditions on which new warrants are to be issued in place of warrants which are damaged or defaced, or said to have been lost, stolen or destroyed;

(b) decide the conditions on which bearers of warrants are entitled to attend and vote at general meetings;

(c) decide the conditions subject to which bearers of warrants may surrender their warrant so as to hold their shares in certificated or uncertificated form instead; and

(d) vary the conditions of issue of any warrant from time to time,

and the bearer of a warrant is subject to the conditions and procedures in force in relation to it, whether or not they were decided or specified before the warrant was issued.

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(6) Subject to the conditions on which the warrants are issued from time to time, bearers of share warrants have the same rights and privileges as they would if their names had been included in the register as holders of the shares represented by their warrants.

(7) The company must not in any way be bound by or recognise any interest in a share represented by a share warrant other than the absolute right of the bearer of that warrant to that warrant.

PARTLY PAID SHARES

 Law In Force

52.— Company’s lien over partly paid shares

(1) The company has a lien (“the company’s lien”) over every share which is partly paid for any part of—

(a) that share’s nominal value, and

(b) any premium at which it was issued,

which has not been paid to the company, and which is payable immediately or at some time in the future, whether or not a call notice has been sent in respect of it.

(2) The company’s lien over a share—

(a) takes priority over any third party’s interest in that share, and

(b) extends to any dividend or other money payable by the company in respect of that share and (if the lien is enforced and the share is sold by the company) the proceeds of sale of that share.

(3) The directors may at any time decide that a share which is or would otherwise be subject to the company’s lien shall not be subject to it, either wholly or in part.

 Law In Force

53.— Enforcement of the company’s lien

(1) Subject to the provisions of this article, if—

(a) a lien enforcement notice has been given in respect of a share, and

(b) the person to whom the notice was given has failed to comply with it,

the company may sell that share in such manner as the directors decide.

(2) A lien enforcement notice—

(a) may only be given in respect of a share which is subject to the company’s lien, in respect of which a sum is payable and the due date for payment of that sum has passed;

(b) must specify the share concerned;

(c) must require payment of the sum payable within 14 days of the notice;

(d) must be addressed either to the holder of the share or to a person entitled to it by reason of the holder’s death, bankruptcy or otherwise; and

(e) must state the company’s intention to sell the share if the notice is not complied with.

(3) Where shares are sold under this article—

(a) the directors may authorise any person to execute an instrument of transfer of the shares to the purchaser or a person nominated by the purchaser, and

SI 2008/3229	Page 54

(b) the transferee is not bound to see to the application of the consideration, and the transferee’s title is not affected by any irregularity in or invalidity of the process leading to the sale.

(4) The net proceeds of any such sale (after payment of the costs of sale and any other costs of enforcing the lien) must be applied—

(a) first,in payment of so much of the sum for which the lien exists as was payable at the date of the lien enforcement notice,

(b) second, to the person entitled to the shares at the date of the sale, but only after the certificate for the shares sold has been surrendered to the company for cancellation or a suitable indemnity has been given for any lost certificates, and subject to a lien equivalent to the company’s lien over the shares before the sale for any money payable in respect of the shares after the date of the lien enforcement notice.

(5) A statutory declaration by a director or the company secretary that the declarant is a director or the company secretary and that a share has been sold to satisfy the company’s lien on a specified date—

(a) is conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share, and

(b) subject to compliance with any other formalities of transfer required by the articles or by law, constitutes a good title to the share.

 Law In Force

54.— Call notices

(1) Subject to the articles and the terms on which shares are allotted, the directors may send a notice (a “call notice”) to a member requiring the member to pay the company a specified sum of money (a “call”) which is payable in respect of shares which that member holds at the date when the directors decide to send the call notice.

(2) A call notice—

(a) may not require a member to pay a call which exceeds the total sum unpaid on that member’s shares (whether as to the share’s nominal value or any amount payable to the company by way of premium);

(b) must state when and how any call to which it relates it is to be paid; and

(c) may permit or require the call to be paid by instalments.

(3) A member must comply with the requirements of a call notice, but no member is obliged to pay any call before 14 days have passed since the notice was sent.

(4) Before the company has received any call due under a call notice the directors may—

(a) revoke it wholly or in part, or

(b) specify a later time for payment than is specified in the notice, by a further notice in writing to the member in respect of whose shares the call is made.

 Law In Force

55.— Liability to pay calls

(1) Liability to pay a call is not extinguished or transferred by transferring the shares in respect of which it is required to be paid.

SI 2008/3229	Page 55

(2) Joint holders of a share are jointly and severally liable to pay all calls in respect of that share.

(3) Subject to the terms on which shares are allotted, the directors may, when issuing shares, provide that call notices sent to the holders of those shares may require them—

(a) to pay calls which are not the same, or

(b) to pay calls at different times.

 Law In Force

56.— When call notice need not be issued

(1) A call notice need not be issued in respect of sums which are specified, in the terms on which a share is issued, as being payable to the company in respect of that share (whether in respect of nominal value or premium)—

(a) on allotment;

(b) on the occurrence of a particular event; or

(c) on a date fixed by or in accordance with the terms of issue.

(2) But if the due date for payment of such a sum has passed and it has not been paid, the holder of the share concerned is treated in all respects as having failed to comply with a call notice in respect of that sum, and is liable to the same consequences as regards the payment of interest and forfeiture.

 Law In Force

57.— Failure to comply with call notice: automatic consequences

(1) If a person is liable to pay a call and fails to do so by the call payment date—

(a) the directors may issue a notice of intended forfeiture to that person, and

(b) until the call is paid, that person must pay the company interest on the call from the call payment date at the relevant rate.

(2) For the purposes of this article—

(a) the “call payment date” is the time when the call notice states that a call is payable, unless the directors give a notice specifying a later date, in which case the “call payment date” is that later date;

(b) the “relevant rate” is—

(i) the rate fixed by the terms on which the share in respect of which the call is due was allotted;

(ii) such other rate as was fixed in the call notice which required payment of the call, or has otherwise been determined by the directors; or

(iii) if no rate is fixed in either of these ways, 5 per cent per annum.

(3) The relevant rate must not exceed by more than 5 percentage points the base lending rate most recently set by the Monetary Policy Committee of the Bank of England in connection with its responsibilities under Part 2 of the Bank of England Act 1998.

(4) The directors may waive any obligation to pay interest on a call wholly or in part.

SI 2008/3229	Page 56

 Law In Force

58. Notice of intended forfeiture

A notice of intended forfeiture—

(a) may be sent in respect of any share in respect of which a call has not been paid as required by a call notice;

(b) must be sent to the holder of that share or to a person entitled to it by reason of the holder’s death, bankruptcy or otherwise;

(c) must require payment of the call and any accrued interest by a date which is not less than 14 days after the date of the notice;

(d) must state how the payment is to be made; and

(e) must state that if the notice is not complied with, the shares in respect of which the call is payable will be liable to be forfeited.

 Law In Force

59. Directors’ power to forfeit shares

If a notice of intended forfeiture is not complied with before the date by which payment of the call is required in the notice of intended forfeiture, the directors may decide that any share in respect of which it was given is forfeited, and the forfeiture is to include all dividends or other moneys payable in respect of the forfeited shares and not paid before the forfeiture.

 Law In Force

60.— Effect of forfeiture

(1) Subject to the articles, the forfeiture of a share extinguishes—

(a) all interests in that share, and all claims and demands against the company in respect of it, and

(b) all other rights and liabilities incidental to the share as between the person whose share it was prior to the forfeiture and the company.

(2) Any share which is forfeited in accordance with the articles—

(a) is deemed to have been forfeited when the directors decide that it is forfeited;

(b) is deemed to be the property of the company; and

(c) may be sold, re-allotted or otherwise disposed of as the directors think fit.

(3) If a person’s shares have been forfeited—

(a) the company must send that person notice that forfeiture has occurred and record it in the register of members;

(b) that person ceases to be a member in respect of those shares;

(c) that person must surrender the certificate for the shares forfeited to the company for cancellation;

(d) that person remains liable to the company for all sums payable by that person under the articles at the date of forfeiture in respect of those shares, including any interest (whether accrued before or after the date of forfeiture); and

(e) the directors may waive payment of such sums wholly or in part or enforce payment without any allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.

SI 2008/3229	Page 57

(4) At any time before the company disposes of a forfeited share, the directors may decide to cancel the forfeiture on payment of all calls and interest due in respect of it and on such other terms as they think fit.

 Law In Force

61.— Procedure following forfeiture

(1) If a forfeited share is to be disposed of by being transferred, the company may receive the consideration for the transfer and the directors may authorise any person to execute the instrument of transfer.

(2) A statutory declaration by a director or the company secretary that the declarant is a director or the company secretary and that a share has been forfeited on a specified date—

(a) is conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share, and

(b) subject to compliance with any other formalities of transfer required by the articles or by law, constitutes a good title to the share.

(3) A person to whom a forfeited share is transferred is not bound to see to the application of the consideration (if any) nor is that person’s title to the share affected by any irregularity in or invalidity of the process leading to the forfeiture or transfer of the share.

(4) If the company sells a forfeited share, the person who held it prior to its forfeiture is entitled to receive from the company the proceeds of such sale, net of any commission, and excluding any amount which—

(a) was, or would have become, payable, and

(b) had not, when that share was forfeited, been paid by that person in respect of that share,

but no interest is payable to such a person in respect of such proceeds and the company is not required to account for any money earned on them.

 Law In Force

62.— Surrender of shares

(1) A member may surrender any share—

(a) in respect of which the directors may issue a notice of intended forfeiture;

(b) which the directors may forfeit; or

(c) which has been forfeited.

(2) The directors may accept the surrender of any such share.

(3) The effect of surrender on a share is the same as the effect of forfeiture on that share.

(4) A share which has been surrendered may be dealt with in the same way as a share which has been forfeited.

SI 2008/3229	Page 58

TRANSFER AND TRANSMISSION OF SHARES

 Law In Force

63.— Transfers of certificated shares

(1) Certificated shares may be transferred by means of an instrument of transfer in any usual form or any other form approved by the directors, which is executed by or on behalf of—

(a) the transferor, and

(b) (if any of the shares is partly paid) the transferee.

(2) No fee may be charged for registering any instrument of transfer or other document relating to or affecting the title to any share.

(3) The company may retain any instrument of transfer which is registered.

(4) The transferor remains the holder of a certificated share until the transferee’s name is entered in the register of members as holder of it.

(5) The directors may refuse to register the transfer of a certificated share if—

(a) the share is not fully paid;

(b) the transfer is not lodged at the company’s registered office or such other place as the directors have appointed;

(c) the transfer is not accompanied by the certificate for the shares to which it relates, or such other evidence as the directors may reasonably require to show the transferor’s right to make the transfer, or evidence of the right of someone other than the transferor to make the transfer on the transferor’s behalf;

(d) the transfer is in respect of more than one class of share; or

(e) the transfer is in favour of more than four transferees.

(6) If the directors refuse to register the transfer of a share, the instrument of transfer must be returned to the transferee with the notice of refusal unless they suspect that the proposed transfer may be fraudulent.

 Law In Force

64. Transfer of uncertificated shares

A transfer of an uncertificated share must not be registered if it is in favour of more than four transferees.

 Law In Force

65.— Transmission of shares

(1) If title to a share passes to a transmittee, the company may only recognise the transmittee as having any title to that share.

(2) Nothing in these articles releases the estate of a deceased member from any liability in respect of a share solely or jointly held by that member.

SI 2008/3229	Page 59

 Law In Force

66.— Transmittees’ rights

(1) A transmittee who produces such evidence of entitlement to shares as the directors may properly require—

(a) may, subject to the articles, choose either to become the holder of those shares or to have them transferred to another person, and

(b) subject to the articles, and pending any transfer of the shares to another person, has the same rights as the holder had.

(2) But transmittees do not have the right to attend or vote at a general meeting in respect of shares to which they are entitled, by reason of the holder’s death or bankruptcy or otherwise, unless they become the holders of those shares

 Law In Force

67.— Exercise of transmittees’ rights

(1) Transmittees who wish to become the holders of shares to which they have become entitled must notify the company in writing of that wish.

(2) If the share is a certificated share and a transmittee wishes to have it transferred to another person, the transmittee must execute an instrument of transfer in respect of it.

(3) If the share is an uncertificated share and the transmittee wishes to have it transferred to another person, the transmittee must—

(a) procure that all appropriate instructions are given to effect the transfer, or

(b) procure that the uncertificated share is changed into certificated form and then execute an instrument of transfer in respect of it.

(4) Any transfer made or executed under this article is to be treated as if it were made or executed by the person from whom the transmittee has derived rights in respect of the share, and as if the event which gave rise to the transmission had not occurred.

 Law In Force

68. Transmittees bound by prior notices

If a notice is given to a member in respect of shares and a transmittee is entitled to those shares, the transmittee is bound by the notice if it was given to the member before the transmittee’s name has been entered in the register of members.

CONSOLIDATION OF SHARES

 Law In Force

69.— Procedure for disposing of fractions of shares

(1) This article applies where—

(a) there has been a consolidation or division of shares, and

(b) as a result, members are entitled to fractions of shares.

(2) The directors may—

SI 2008/3229	Page 60

(a) sell the shares representing the fractions to any person including the company for the best price reasonably obtainable;

(b) in the case of a certificated share, authorise any person to execute an instrument of transfer of the shares to the purchaser or a person nominated by the purchaser; and

(c) distribute the net proceeds of sale in due proportion among the holders of the shares.

(3) Where any holder’s entitlement to a portion of the proceeds of sale amounts to less than a minimum figure determined by the directors, that member’s portion may be distributed to an organisation which is a charity for the purposes of the law of England and Wales, Scotland or Northern Ireland.

(4) The person to whom the shares are transferred is not obliged to ensure that any purchase money is received by the person entitled to the relevant fractions.

(5) The transferee’s title to the shares is not affected by any irregularity in or invalidity of the process leading to their sale.

DISTRIBUTIONS

 Law In Force

70.— Procedure for declaring dividends

(1) The company may by ordinary resolution declare dividends, and the directors may decide to pay interim dividends.

(2) A dividend must not be declared unless the directors have made a recommendation as to its amount. Such a dividend must not exceed the amount recommended by the directors.

(3) No dividend may be declared or paid unless it is in accordance with members’ respective rights.

(4) Unless the members’ resolution to declare or directors’ decision to pay a dividend, or the terms on which shares are issued, specify otherwise, it must be paid by reference to each member’s holding of shares on the date of the resolution or decision to declare or pay it.

(5) If the company’s share capital is divided into different classes, no interim dividend may be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear.

(6) The directors may pay at intervals any dividend payable at a fixed rate if it appears to them that the profits available for distribution justify the payment.

(7) If the directors act in good faith, they do not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on shares with deferred or non-preferred rights.

 Law In Force

71.— Calculation of dividends

(1) Except as otherwise provided by the articles or the rights attached to shares, all dividends must be—

SI 2008/3229	Page 61

(a) declared and paid according to the amounts paid up on the shares on which the dividend is paid, and

(b) apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

(2) If any share is issued on terms providing that it ranks for dividend as from a particular date, that share ranks for dividend accordingly.

(3) For the purposes of calculating dividends, no account is to be taken of any amount which has been paid up on a share in advance of the due date for payment of that amount.

 Law In Force

72.— Payment of dividends and other distributions

(1) Where a dividend or other sum which is a distribution is payable in respect of a share, it must be paid by one or more of the following means—

(a) transfer to a bank or building society account specified by the distribution recipient either in writing or as the directors may otherwise decide;

(b) sending a cheque made payable to the distribution recipient by post to the distribution recipient at the distribution recipient’s registered address (if the distribution recipient is a holder of the share), or (in any other case) to an address specified by the distribution recipient either in writing or as the directors may otherwise decide;

(c) sending a cheque made payable to such person by post to such person at such address as the distribution recipient has specified either in writing or as the directors may otherwise decide; or

(d) any other means of payment as the directors agree with the distribution recipient either in writing or by such other means as the directors decide.

(2) In the articles, “the distribution recipient” means, in respect of a share in respect of which a dividend or other sum is payable—

(a) the holder of the share; or

(b) if the share has two or more joint holders, whichever of them is named first in the register of members; or

(c) if the holder is no longer entitled to the share by reason of death or bankruptcy, or otherwise by operation of law, the transmittee.

 Law In Force

73.— Deductions from distributions in respect of sums owed to the company

(1) If—

(a) a share is subject to the company’s lien, and

(b) the directors are entitled to issue a lien enforcement notice in respect of it,

they may, instead of issuing a lien enforcement notice, deduct from any dividend or other sum payable in respect of the share any sum of money which is payable to the company in respect of that share to the extent that they are entitled to require payment under a lien enforcement notice.

(2) Money so deducted must be used to pay any of the sums payable in respect of that share.

(3) The company must notify the distribution recipient in writing of—

(a) the fact and amount of any such deduction;

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(b) any non-payment of a dividend or other sum payable in respect of a share resulting from any such deduction; and

(c) how the money deducted has been applied.

 Law In Force

74. No interest on distributions

The company may not pay interest on any dividend or other sum payable in respect of a share unless otherwise provided by—

(a) the terms on which the share was issued, or

(b) the provisions of another agreement between the holder of that share and the company.

Law In Force

75.— Unclaimed distributions

(1) All dividends or other sums which are—

(a) payable in respect of shares, and

(b) unclaimed after having been declared or become payable,

may be invested or otherwise made use of by the directors for the benefit of the company until claimed.

(2) The payment of any such dividend or other sum into a separate account does not make the company a trustee in respect of it.

(3) If—

(a) twelve years have passed from the date on which a dividend or other sum became due for payment, and

(b) the distribution recipient has not claimed it,

the distribution recipient is no longer entitled to that dividend or other sum and it ceases to remain owing by the company.

Law In Force

76.— Non-cash distributions

(1) Subject to the terms of issue of the share in question, the company may, by ordinary resolution on the recommendation of the directors, decide to pay all or part of a dividend or other distribution payable in respect of a share by transferring non-cash assets of equivalent value (including, without limitation, shares or other securities in any company).

(2) If the shares in respect of which such a non-cash distribution is paid are uncertificated, any shares in the company which are issued as a non-cash distribution in respect of them must be uncertificated.

(3) For the purposes of paying a non-cash distribution, the directors may make whatever arrangements they think fit, including, where any difficulty arises regarding the distribution—

(a) fixing the value of any assets;

(b) paying cash to any distribution recipient on the basis of that value in order to adjust the rights of recipients; and

(c) vesting any assets in trustees.

SI 2008/3229	Page 63

Law In Force

77. Waiver of distributions

Distribution recipients may waive their entitlement to a dividend or other distribution payable in respect of a share by giving the company notice in writing to that effect, but if—

(a) the share has more than one holder, or

(b) more than one person is entitled to the share, whether by reason of the death or bankruptcy of one or more joint holders, or otherwise,

the notice is not effective unless it is expressed to be given, and signed, by all the holders or persons otherwise entitled to the share.

CAPITALISATION OF PROFITS

Law In Force

78.— Authority to capitalise and appropriation of capitalised sums

(1) Subject to the articles, the directors may, if they are so authorised by an ordinary resolution—

(a) decide to capitalise any profits of the company (whether or not they are available for distribution) which are not required for paying a preferential dividend, or any sum standing to the credit of the company’s share premium account or capital redemption reserve; and

(b) appropriate any sum which they so decide to capitalise (a “capitalised sum”) to the persons who would have been entitled to it if it were distributed by way of dividend (the “persons entitled”) and in the same proportions.

(2) Capitalised sums must be applied—

(a) on behalf of the persons entitled, and

(b) in the same proportions as a dividend would have been distributed to them.

(3) Any capitalised sum may be applied in paying up new shares of a nominal amount equal to the capitalised sum which are then allotted credited as fully paid to the persons entitled or as they may direct.

(4) A capitalised sum which was appropriated from profits available for distribution may be applied—

(a) in or towards paying up any amounts unpaid on existing shares held by the persons entitled, or

(b) in paying up new debentures of the company which are then allotted credited as fully paid to the persons entitled or as they may direct.

(5) Subject to the articles the directors may—

(a) apply capitalised sums in accordance with paragraphs (3) and (4) partly in one way and partly in another;

(b) make such arrangements as they think fit to deal with shares or debentures becoming distributable in fractions under this article (including the issuing of fractional certificates or the making of cash payments); and

(c) authorise any person to enter into an agreement with the company on behalf of all the persons entitled which is binding on them in respect of the allotment of shares and debentures to them under this article.

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PART 5

MISCELLANEOUS PROVISIONS

COMMUNICATIONS

Law In Force

79.— Means of communication to be used

(1) Subject to the articles, anything sent or supplied by or to the company under the articles may be sent or supplied in any way in which the Companies Act 2006 provides for documents or information which are authorised or required by any provision of that Act to be sent or supplied by or to the company.

(2) Subject to the articles, any notice or document to be sent or supplied to a director in connection with the taking of decisions by directors may also be sent or supplied by the means by which that director has asked to be sent or supplied with such notices or documents for the time being.

(3) A director may agree with the company that notices or documents sent to that director in a particular way are to be deemed to have been received within a specified time of their being sent, and for the specified time to be less than 48 hours.

Law In Force

80.— Failure to notify contact details

(1) If—

(a) the company sends two consecutive documents to a member over a period of at least 12 months, and

(b) each of those documents is returned undelivered, or the company receives notification that it has not been delivered,

that member ceases to be entitled to receive notices from the company.

(2) A member who has ceased to be entitled to receive notices from the company becomes entitled to receive such notices again by sending the company—

(a) a new address to be recorded in the register of members, or

(b) if the member has agreed that the company should use a means of communication other than sending things to such an address, the information that the company needs to use that means of communication effectively.

ADMINISTRATIVE ARRANGEMENTS

 Law In Force

81.— Company seals

(1) Any common seal may only be used by the authority of the directors.

(2) The directors may decide by what means and in what form any common seal or securities seal is to be used.

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(3) Unless otherwise decided by the directors, if the company has a common seal and it is affixed to a document, the document must also be signed by at least one authorised person in the presence of a witness who attests the signature.

(4) For the purposes of this article, an authorised person is—

(a) any director of the company;

(b) the company secretary; or

(c) any person authorised by the directors for the purpose of signing documents to which the common seal is applied.

(5) If the company has an official seal for use abroad, it may only be affixed to a document if its use on that document, or documents of a class to which it belongs, has been authorised by a decision of the directors.

(6) If the company has a securities seal, it may only be affixed to securities by the company secretary or a person authorised to apply it to securities by the company secretary.

(7) For the purposes of the articles, references to the securities seal being affixed to any document include the reproduction of the image of that seal on or in a document by any mechanical or electronic means which has been approved by the directors in relation to that document or documents of a class to which it belongs.

Law In Force

82.— Destruction of documents

(1) The company is entitled to destroy—

(a) all instruments of transfer of shares which have been registered, and all other documents on the basis of which any entries are made in the register of members, from six years after the date of registration;

(b) all dividend mandates, variations or cancellations of dividend mandates, and notifications of change of address, from two years after they have been recorded;

(c) all share certificates which have been cancelled from one year after the date of the cancellation;

(d) all paid dividend warrants and cheques from one year after the date of actual payment; and

(e) all proxy notices from one year after the end of the meeting to which the proxy notice relates.

(2) If the company destroys a document in good faith, in accordance with the articles, and without notice of any claim to which that document may be relevant, it is conclusively presumed in favour of the company that—

(a) entries in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed were duly and properly made;

(b) any instrument of transfer so destroyed was a valid and effective instrument duly and properly registered;

(c) any share certificate so destroyed was a valid and effective certificate duly and properly cancelled; and

(d) any other document so destroyed was a valid and effective document in accordance with its recorded particulars in the books or records of the company.

SI 2008/3229	Page 66

(3) This article does not impose on the company any liability which it would not otherwise have if it destroys any document before the time at which this article permits it to do so.

(4) In this article, references to the destruction of any document include a reference to its being disposed of in any manner.

 Law In Force

83. No right to inspect accounts and other records

Except as provided by law or authorised by the directors or an ordinary resolution of the company, no person is entitled to inspect any of the company’s accounting or other records or documents merely by virtue of being a member.

 Law In Force

84. Provision for employees on cessation of business

The directors may decide to make provision for the benefit of persons employed or formerly employed by the company or any of its subsidiaries (other than a director or former director or shadow director) in connection with the cessation or transfer to any person of the whole or part of the undertaking of the company or that subsidiary.

DIRECTORS’ INDEMNITY AND INSURANCE

 Law In Force

85.— Indemnity

(1) Subject to paragraph (2), a relevant director of the company or an associated company may be indemnified out of the company’s assets against—

(a) any liability incurred by that director in connection with any negligence, default, breach of duty or breach of trust in relation to the company or an associated company,

(b) any liability incurred by that director in connection with the activities of the company or an associated company in its capacity as a trustee of an occupational pension scheme (as defined in section 235(6) of the Companies Act 2006),

(c) any other liability incurred by that director as an officer of the company or an associated company.

(2) This article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts or by any other provision of law.

(3) In this article—

(a) companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate, and

(b) a “relevant director” means any director or former director of the company or an associated company.

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 Law In Force

86.— Insurance

(1) The directors may decide to purchase and maintain insurance, at the expense of the company, for the benefit of any relevant director in respect of any relevant loss.

(2) In this article—

(a) a “relevant director” means any director or former director of the company or an associated company,

(b) a “relevant loss” means any loss or liability which has been or may be incurred by a relevant director in connection with that director’s duties or powers in relation to the company, any associated company or any pension fund or employees’ share scheme of the company or associated company, and

(c) companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate.

Commencement

Sch. 3 para. 1: October 1, 2009

Extent

Sch. 3 para. 1: United Kingdom

EXPLANATORY NOTE

(This note is not part of the Regulations)

These Regulations, made under section 19 of the Companies Act 2006 (c.46), prescribe model forms of articles of association for—

(a) private companies limited by shares (regulation 2 and Schedule 1),

(b) private companies limited by guarantee (regulation 3 and Schedule 2), and

(c) public companies (regulation 4 and Schedule 3).

These model articles will automatically form the articles of association for companies formed under the Companies Act 2006 which, on their formation, either do not register their own articles of association with the registrar of companies under that Act, or, if they do so, do not exclude the model articles in whole or in part (section 20 of the 2006 Act). Other companies are free to adopt the model articles in whole or in part.

An Impact Assessment has not been produced for these Regulations as they have only a negligible impact on the costs of business, charities or voluntary bodies.

SI 2008/3229	Page 68

Table of Contents

Companies (Model Articles) Regulations 2008/3229	1

Preamble	1

reg. 1 Citation and Commencement	1

reg. 2 Model articles for private companies limited by shares	1

reg. 3 Model articles for private companies limited by guarantee	2

reg. 4 Model articles for public companies	2

Signatures	2

Schedule 1 MODEL ARTICLES FOR PRIVATE COMPANIES LIMITED BY SHARES	3

para. 1	3

Schedule 2 MODEL ARTICLES FOR PRIVATE COMPANIES LIMITED BY GUARANTEE	21

para. 1	21

Schedule 3 MODEL ARTICLES FOR PUBLIC COMPANIES	34

para. 1	34

Explanatory Note	67

para. 1	67

Table of Contents	68